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                                                                    EXHIBIT 10.2

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                           Carver Federal Savings Bank
                             Retirement Income Plan

             As Amended And Restated Effective As Of January 1, 1997

                 And As Further Amended Through January 1, 2001

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                                                               Table of Contents
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

TABLE OF CONTENTS..............................................................i

CARVER FEDERAL SAVINGS BANK RETIREMENT INCOME PLAN FOREWORD....................1

SECTION I  Definitions.........................................................2
     1.1      Definitions......................................................2

SECTION II PARTICIPATION......................................................13
     2.1      Date of Participation...........................................13
     2.2      Ineligible Employees............................................13
     2.3      Reemployment After a Termination of Employment
              Accompanied by a Break-in-Service...............................13
     2.3      Repayment of Prior Distribution Upon Reemployment...............14

SECTION III NORMAL RETIREMENT INCOME..........................................15
     3.1      Accrued Benefit.................................................15
     3.2      Eligibility and Commencement - Normal Retirement Income.........16
     3.3      Amount of Normal Retirement Income..............................16

SECTION IV - LATE AND EARLY RETIREMENT INCOME.................................17
     4.1      Eligibility and Commencement - Late Retirement Date.............17
     4.2      Amount of Late Retirement Income................................17
     4.3      Eligibility and Commencement - Early Retirement Date............19
     4.4      Amount of Early Retirement Income...............................19

SECTION V TERMINATION OF EMPLOYMENT AND VESTED RETIREMENT INCOME..............20
     5.1      Eligibility and Commencement - Vested Retirement Date...........20
     5.2      Amount of Vested Retirement Income..............................20

SECTION VI MAXIMUM RETIREMENT INCOME..........................................21
     6.1      Maximum Retirement Income.......................................21
     6.2      Top-Heavy Provisions............................................28

SECTION VII NORMAL FORM OF PAYMENT............................................35
     7.1      Normal Form of Payment - Joint and Survivor.....................35
     7.2      Normal Form of Payment - Life-No Death Benefit..................35
     7.3      Optional Forms of Payment.......................................35
     7.4      Notice to Participants..........................................35
     7.5      Election of Option..............................................36
     7.6      Qualified Election..............................................36
     7.7      Payment of Retirement Income to Participant.....................37


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     7.8      Limits of Payment Options.......................................38
     7.9      Minimum Amounts to be Paid......................................39

SECTION VIII OPTIONAL FORMS OF PAYMENT........................................40
     8.1      Contingent Pensioner Option.....................................40
     8.2      Years Certain and Life Option...................................40
     8.3      Social Security Option..........................................41
     8.4      Direct Rollover of Eligible Rollover Distributions..............42

SECTION IX PRERETIREMENT SPOUSE BENEFIT.......................................43
     9.1      Eligibility for Preretirement Spouse Benefit....................43
     9.2      Amount of Preretirement Spouse Benefit..........................43
     9.3      Payments of Preretirement Spouse Benefit........................45

SECTION X DEATH BENEFITS......................................................47
     10.1     Death Before Retirement Date....................................47
     10.2     Death on or After Retirement Date...............................47

SECTION XI FUNDING OF BENEFITS................................................48
     11.1     Contributions to the Fund.......................................48
     11.2     Fund for Exclusive Benefit of Participants......................48
     11.3     Disposition of Credits and Forfeitures..........................48

SECTION XII FIDUCIARY RESPONSIBILITY PROVISIONS...............................49
     12.1     Fiduciary Responsibility Provisions.............................49

SECTION XIII PLAN ADMINISTRATOR...............................................50
     13.1     Appointment and Acceptance......................................50
     13.2     Duties and Authority............................................50
     13.3     Expenses of the Plan and Assistance to Plan Administrator.......50
     13.4     Participants and Other Payees - Data............................51
     13.5     Resignation and Removal of Plan Administrator...................51
     13.6     Appointment of Successor Plan Administrator.....................51
     13.7     Plan Administration - Miscellaneous.............................51

SECTION XIV AMENDMENT AND TERMINATION OF PLAN.................................55
     14.1     Amendment - General.............................................55
     14.2     Amendment - Merger or Consolidation of Plan.....................55
     14.3     Partial Termination of Plan.....................................55
     14.4     Termination of Plan.............................................56

SECTION XV RESTRICTION OF BENEFITS UPON EARLY TERMINATION OF THE PLAN.........58
     15.1     Restriction of Benefits Upon Early Termination of the Plan......58


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187                                ii                CARVER FEDERAL SAVINGS BANK

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                                                                        Foreword
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                           CARVER FEDERAL SAVINGS BANK
                             RETIREMENT INCOME PLAN
                                    FOREWORD

Effective November 1, 1953, the Employer (or its predecessor) established the Prior Plan ("Prior Plan") for the benefit of its eligible employees. Effective January 1, 1976, the Prior Plan was amended and restated in its entirety and became known as Carver Federal Savings Bank Retirement Income Plan.

The Prior Plan was amended from time to time to comply with legislative requirements and to reflect changing Plan provisions.

Effective January 1, 1989, the Prior Plan was further amended and restated in its entirety to incorporate the changes required by the Tax Reform Act of 1986 and subsequent legislation and regulations, and also incorporated certain amendments to the Prior Plan as in effect on December 31, 1988.

Effective as of January 1, 1997, the Employer amended and restated the Prior Plan. The Plan, as restated (hereinafter referred to as the "Plan"), complies with all applicable legislation and regulations thereunder issued to date addressing tax-qualified plans, including pension provisions under the Uniformed Services Employment and Reemployment Rights Act of 1994, the Retirement Protection Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000. Subject to any amendments that may subsequently be adopted by the Employer pursuant to Section 14.1, the provisions set forth in this Plan shall apply to any Employee who is in the employment of the Employer on or after January 1, 1997. Except to the extent specifically required to the contrary under the terms of this Plan, for terminations of employment prior to January 1, 1997, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Prior Plan as in effect on the date of the former participant's termination of employment. The Prior Plan is amended and restated in its entirety. The Plan shall contain the terms and conditions set forth herein.

Pursuant to resolutions adopted by the Employer, the Plan shall be frozen effective December 31, 2000 (the "Plan Freeze Date"). Effective as of the Plan Freeze Date, (A) no Employee may commence or recommence participation in the Plan, (B) Final Earnings shall not include any Earnings received by a Participant on or after the Plan Freeze Date (December 31, 2000), and (C) Credited Service and the accrual of all Participants' benefits shall cease.

The Employer has herein restated the Plan with the intention that (A) the Plan shall at all times be qualified under Section 401(a) of the Code, (B) the corresponding trust agreement shall be tax-exempt under Section 50l(a) of the Code, and (C) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The terms of the Plan shall be construed in accordance with such intention.


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                                                                       Section I
                                                                     Definitions
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                                    SECTION I
                                   Definitions

1.1   Definitions

      (A) Accrued Benefit - A Participant's benefit attributable to Employer contributions determined as of a date specified by the Employer by applying the benefit formula set forth in Section 3.1 and expressed in the form of an annual benefit commencing at Normal Retirement Date.

      (B) Adjustment Factor - The appropriate adjustment factor(s), as shown in Table A attached to this Plan, which may be applicable to a Participant's retirement income in accordance with the further terms of the Plan. In no event will a Participant's Accrued Benefit as of the date of change of factors contained in said table be reduced by such change.

      (C) Affiliated Employer - A member of an affiliated service group (as defined under Section 4l4(m) of the Code), a controlled group of corporations (as defined under Section 4l4(b) of the Code), a group of trades or businesses under common control (as defined under Section 4l4(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.

      (D) Affiliated Service - Employment with an employer during the period that such employer is an Affiliated Employer.

      (E) Beneficiary - Any person who is receiving or eligible to receive a benefit under the Plan upon the death of a Participant. In the case of a married Participant, the Spouse (as defined under Section 1.1(KK) or 9.1(A)) shall be the designated Beneficiary unless the Participant elects otherwise pursuant to Section 7.5.

      (F) Code - The Internal Revenue Code of 1986, as it may be amended from time to time, and any regulations, rulings or notices issued pursuant thereto.

      (G) Contingent Pensioner - A Beneficiary other than the Participant's Spouse, who is receiving or eligible to receive a benefit under the Plan in accordance with the terms of Section 8.1.

      (H) Credited Service - That portion of a Participant's Service which is included for purposes of determining the amount of his Accrued Benefit. With respect to any employment period, a Participant's Credited Service shall (1) include all years and full



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                                                                       Section I
                                                                     Definitions
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            months of employment with the Employer corresponding with Service allowed but without regard to the number of Hours of Service and (2) exclude (a) a fractional month of Service, (b) periods of employment with an Affiliated Employer, and (c) periods of employment prior to January 1, 1988 for an Employee who (i) was in the employment of the Employer on January 1, 1988, (ii) was not enrolled as a Participant under the provisions of the Plan as in effect on December 31, 1987 solely because he had attained age sixty (60) at the time of his employment with the Employer, and (iii) became a Participant in the Plan on January 1, 1988.

            Notwithstanding any provision of the plan to the contrary, effective December 12, 1994, calculation of service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

            A Participant's Credited Service shall not include Credited Service which is not restored under Section 2.3.

            In addition, notwithstanding any provision to the contrary contained in this Plan, a Participant shall not accrue Credited Service for any year or fraction thereof completed after the Plan Freeze Date.

      (I)   Early Retirement Date - The date described in Section 4.3.

      (J) Earnings - The remuneration received from the Employer by or on behalf of the Participant, including all compensation shown on any and all federal source reporting forms completed by the Employer for the Plan Year for federal income tax purposes (including W-2 Forms) and including any contributions through a salary reduction arrangement to a cash or deferred plan under Section 401(k) of the Code and contributions which are not includable in the gross income of an Employee under a "cafeteria plan" described in Section 125 of the Code, or, effective January 1, 1998, elective amounts that are not includable in the gross income of an Employee by reason of
            Section 132(f)(4) of the Code, but excluding any other deferred compensation arrangements. Earnings shall include statutory disability payments to a Participant and supplemental disability income provided by the Employer if the inclusion of such income shall result in a greater benefit to the Participant. A determination whether to include such income as Earnings shall be applied on a uniform, nondiscriminatory basis.

            The amount of Earnings taken into account for a Plan Year consisting of twelve (12) months for Plan Years commencing on and after January 1, 1997, shall not exceed one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 Plan Years and one hundred and seventy thousand dollars ($170,000) for the 2000 and 2001 Plan Years, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. Any cost-of-living increases described in this paragraph shall be applicable solely with respect to the amount of Earnings taken into account under the Plan during


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                                                                       Section I
                                                                     Definitions
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            the twelve (12) month period or periods to which such increase applies. For purposes of this Section 1.1(J), if the Plan Year in which an Employee's Earnings are paid is less than twelve (12) calendar months, the amount of Earnings taken into account for such Plan Year shall be the applicable limit hereunder for such Plan Year multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12).

            In determining the dollar limitation hereunder, earnings received from any Affiliated Employer shall be recognized as Earnings.

            In no event shall an Employee who was a Participant under the Plan as in effect on December 31, 1993 and whose Accrued Benefit on or after January 1, 1994 is based on Earnings in excess of one hundred fifty thousand dollars ($150,000) during a Plan Year prior to January 1, 1994, receive an Accrued Benefit under the Plan which is less than the greater of: (i) the Participant's Accrued Benefit as determined pursuant to the provisions of the Plan for Plan Years on or after January 1, 1994, based on all of the Participant's Credited Service, or (ii) the sum of: (A) the Accrued Benefit that would have been payable assuming the Plan provisions immediately preceding January 1, 1994 had remained in effect until the Participant's Termination of Employment with the Participant having terminated service on December 31, 1993, and (B) the Participant's Accrued Benefit as determined pursuant to the provisions of the Plan for Plan Years on or after January 1, 1994, based on the Participant's Credited Service commencing on January 1, 1994.

      (K)   Effective Date - November 1, 1953.

      (L) Employee - Any individual who is compensated for an Hour of Service with the Employer.

      (M)   Employer - Carver Federal Savings Bank.

      (N)   Entry Date - January 1 and July 1 of each Plan Year.

      (O) ERISA - The Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and any regulations, rulings or notices issued pursuant thereto.

      (P) Final Earnings - The average of a Participant's Earnings received in any three (3) consecutive calendar years during the last ten (10) consecutive full calendar years before the earliest to occur of the Participant's Termination of Employment, retirement or death, which produces the highest such average. If a Participant has less than three (3) years of Service, Earnings are averaged over the Participant's total period of Service.


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                                                                       Section I
                                                                     Definitions
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            Final Earnings shall not include any Compensation received by a
            Participant after the Plan Freeze Date.

      (Q) Fund - The fund or funds established by separate written agreement between the Employer and an insurance company and/or trustee or trustees for the purpose of accumulating contributions made in accordance with Section XI, Funding of Benefits, and paying the benefits described in certain other sections of this Plan.

      (R) Highly Compensated Employee - An individual described in Section 414(q) of the Code.

      (S)   Hours of Service -

            (1) Each hour for which the Employee is either directly or indirectly paid by the Employer, or entitled to payment,

                  (a) for duties performed for the Employer during the Plan Year (the "computation period"); and

                  (b) for reasons other than the performance of duties (irrespective of whether the employment relationship has terminated) including paid sick leave, paid vacation time, disability, layoff, jury duty, military duty or leave of absence, etc. No more than 501 Hours of Service will be credited under this paragraph to an Employee for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to Department of Labor Regulations Section 2530.200b-2 which is incorporated herein by reference; and

            (2) Any additional hours as normally would have been credited to the Employee had he worked on a non overtime basis during the following periods:

                  (a)   temporary layoff,

                  (b) leave of absence of up to two (2) years, as authorized by the Employer pursuant to the Employer's established leave policy, and

                  (c) military leave while the Employee's reemployment rights are protected by law, provided that any such periods qualify as Service in accordance with the terms of the Service definition; and

                  Notwithstanding any provision of the plan to the contrary, effective December 12, 1994, contributions, benefits and calculation of service with respect to


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                                                                       Section I
                                                                     Definitions
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                  qualified military service will be provided in accordance with
                  Section 414(u) of the Code.

            (3) Each other hour for which back pay is either awarded or agreed to by the Employer, irrespective of mitigation of damages. The same Hours of Service will not be credited both under paragraph (1) or paragraph (2), as the case may be, and under this paragraph (3). These Hours of Service will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                  In no event will Hours of Service be allowed and computed in a manner less liberal than the manner described in the Department of Labor Regulations Section 2530.200b-2.

      (T)   Joint and Survivor - The form of payment described in Section 7.1.

      (U)   Late Retirement Date - The date described in Section 4.1.

      (V) Leased Employee - Any individual (other than an Employee of the Employer or an Employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other person ("leasing organization"), has performed services for the Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction of or control by the Employer or any Affiliated Employers. A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made as follows: a Leased Employee shall not be considered an Employee of the Employer if: (a) such employee is a participant in a money purchase pension plan providing
            (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, however, including amounts contributed pursuant to a compensation reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(e)(3),
            Section 402(h)(1)(B) or Section 403(b) of the Code, and effective January 1, 1998, including elective amounts that are excludable from the gross income of an Employee by reason of Section 132(f)(4) of the Code; (ii) immediate plan participation; and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer's Non-Highly Compensated Employees.

      (W)   Normal Retirement Date -

            (1) For purposes of determining a Participant's eligibility for retirement income and vesting status, the day on which the Participant attains age sixty-five (65); provided, however, that with respect to an Employee whose Participation in the


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                                                                       Section I
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                  Plan commences on or after January 1, 1992, Normal Retirement
                  Date is the later of the day on which the Participant attains age sixty-five (65) and the fifth (5th) anniversary of his initial participation in the Plan.

            (2) For all other purposes, a Participant's Normal Retirement Date is the first day of the month coincident with or next following the applicable day set forth in paragraph (1).

      (X) Participant - Any Employee or former Employee covered under this Plan who has neither received nor has commenced receiving his retirement income under this Plan.

      (Y)   PBGC - Pension Benefit Guaranty Corporation.

      (Z) Plan - Carver Federal Savings Bank Retirement Income Plan, as amended from time to time.

      (AA) Plan Administrator - The individual or individuals selected by the Employer in accordance with Section 13.1.

      (BB) Plan Year - The period of twelve (12) consecutive months commencing on January 1, 1976 and on each January 1 thereafter.

      (CC) Prior Plan - The program established by the Employer for providing retirement income and other benefits for certain of its employees and their beneficiaries as in effect prior to the Restatement Date.

      (DD) Prior Plan Accrued Benefit - With respect to each Prior Plan Participant, the annual amount of retirement income accrued by the Prior Plan Participant as of December 31, 1970 as determined in accordance with the terms of the Prior Plan as constituted on such date.

      (EE) Prior Plan Participant - A Participant covered under the Plan on January 1, 1981 who, as of December 31, 1970 was a Participant under the Prior Plan.

      (FF)  Restatement Date - January 1, 1997.

      (GG) Retirement Date - The date on which the payment of a Participant's retirement income is to commence, as determined in accordance with the further terms of the Plan.

      (HH) Service - Employment with the Employer commencing on the Employee's earliest employment date and ending on the earliest of his Termination of Employment date accompanied by a break-in-service (as defined below), Retirement Date or date of death. Service is subject to the following rules for the purposes of determining an Employee's participation and vesting status:


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                                                                       Section I
                                                                     Definitions
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            (1)   With respect to any employment period prior to January 1,
                  1976, an Employee's Service will be determined in accordance with the terms of the Prior Plan as of December 31, 1975, provided that any such accrual involving a fractional year of Service will be rounded up to the next full year.

            (2) With respect to any employment periods on and after January 1, 1976, an Employee will be credited with one (1) year of Service for each Plan Year during which he has at least 1,000 Hours of Service.

                  Solely for the purpose of determining an Employee's vesting status, with respect to an Employee whose employment date commences after January 1, 1976 and who does not have at least 1,000 Hours of Service during the Plan Year which includes his employment date, such Employee will be credited with one (1) year of Service if such Employee has at least 1,000 Hours of Service during the twelve (12) month period commencing with his employment date.

                  Solely for the purpose of determining an Employee's participation status, with respect to an Employee whose employment date commences after January 1, 1976, such Employee will be credited with one (1) year of Service if such Employee has at least 1,000 Hours of Service during the twelve (12) month period commencing with his employment date.

                  If in any Plan Year an Employee has less than 1,000 Hours of Service but more than 500 Hours of Service, no Service will be credited for such Plan Year, but a "break-in-service" will not be deemed to have occurred.

                  If in any Plan Year an Employee does not complete more than 500 Hours of Service, no Service will be credited for such Plan Year and a "break-in-service" will be deemed to have occurred, as of the beginning of such Plan Year.

                  Solely for the purpose of determining whether a one year break-in-service has occurred in a Plan Year, an Employee who is absent from work for maternity or paternity reasons shall receive credit for up to 501 Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of the birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (i) in the Plan Year in which the absence begins if the crediting


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                                                                       Section I
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                  is necessary to prevent a break-in-service in that period, or
                  (ii) in all other cases, in the following Plan Year.

            (3) Service prior to a break-in-service which occurs before January 1, 1985 will be determined in accordance with the terms of the Plan as of the date the break-in-service occurred.

            (4) If an Employee who has a break-in-service which occurs after January 1, 1985 is later reemployed by the Employer, the following special rule shall apply:

                  Service prior to his most recent break-in-service shall be counted along with any Service earned on or after the Employee's reemployment date if:

                  (a) he was entitled to any vested retirement income attributable Termination of Employment and Vested Retirement

                  (b) he was not entitled to any vested retirement income break-in-service did not equal or exceed the greater of:

                        (i) the Employee's aggregate number of years of pre break service; or

                        (ii)  five (5) years.

                  If a reemployed Employee fails to meet any of the tests described in (a) or (b) above, any Service earned prior to his most recent break-in-service will be disregarded.

            (5) Absence from employment shall be counted as Service if the following circumstances apply:

                  (a)   temporary layoff,

                  (b) leave of absence of up to two (2) years, as authorized by the Employer pursuant to the Employer's established leave policy,

                  (c) military leave while the Employee's reemployment rights are protected by law, provided that the Employee returns to active employment with the Employer when recalled (if temporary layoff), within two (2) years (if leave of absence), or within ninety (90) days after he becomes eligible for release from active duty (if military leave). If the Employee does not return to active employment with the Employer, his Service will be deemed to have ceased on the date his absence commenced.


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                        Notwithstanding any provision of the plan to the
                        contrary, effective December 12, 1994, contributions, benefits and calculation of service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                  The Employer's leave policy shall be applied in a uniform and nondiscriminatory manner to all Employees under similar circumstances.

            (6) Employment with a predecessor company shall be counted as Service to the extent required by ERISA.

            (7) With respect to an Employee who, as of July 30, 1982, was in the employ of Allied Federal Savings and Loan Association, such Employee will be credited with Service for any employment period prior to July 31, 1982 with Allied Federal Savings and Loan Association. Such Service will be deemed as Service with the Employer and the provisions of this Section 1.1(HH) will apply to such Service as though such Employee's employment with Allied Federal Savings and Loan Association had been employment with the Employer.

            (8) Service shall be credited to an Employee for periods of employment with an Affiliated Employer. Employment with an Affiliated Employer shall be credited pursuant to this paragraph (8) while such employer is an Affiliated Employer.

            No Service performed on or after the Plan Freeze Date shall be counted for purposes of eligibility for Plan participation or for determining a Participant's Credited Service under the Plan.

      (II) Social Security Amount - The estimated initial annual amount of the primary benefit that may become payable to a Participant, commencing at age sixty-five (65), under the provisions of Title II of the Federal Social Security Act as in effect on the date of any determination of a Participant's Accrued Benefit hereunder. Such amount shall be estimated by assuming the Earnings for any Participant who terminates employment prior to age sixty-five (65) will continue until age sixty-five (65) at the same rate as in effect on the date he terminated employment. Wages prior to a Participant's date of employment will be estimated by projecting the actual change in the average wage from year to year as determined by the Social Security Administration backwards to his date of employment. In lieu of this estimated salary history, the actual salary history, or the actual Social Security award, if available, will be utilized, provided the Participant provides such history or award within six (6) months of his Termination of Employment or retirement. Once determined, the Primary Social Security Benefit will not be changed after the earliest of the Participant's Normal Retirement Date, or his date of death, retirement, or Termination of Employment. Effective December 31, 2000, in the case of any Participant employed by the Employer on December 31, 2000, this Section


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                                                                       Section I
                                                                     Definitions
--------------------------------------------------------------------------------

            shall be applied as if the Plan Freeze Date (December 31, 2000) is such Participant's Termination of Employment date.

      (JJ) Social Security Retirement Age - The age used as the retirement age for the Participant under Section 216(1) of the Social Security Act, except that such section shall be applied (1) without regard to the age increase factor and (2) as if the early retirement age under
            Section 216(1)(2) of such Act were sixty-two (62).

      (KK) Spouse - The lawful wife of a male Participant or the lawful husband of a female Participant, on the earlier of the Participant's Retirement Date or his date of death; provided that a former spouse will be treated as the Spouse or surviving Spouse, and a current spouse will not be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

      (LL) Termination of Employment - A Participant's cessation of employment for reasons other than retirement or death.

      (MM) Trustee - The trustee as set forth in a trust agreement agreed on by both the Employer and such trustee.

      (NN) Vesting Percentage - The percentage applied to a Participant's Accrued Benefit in accordance with the further terms of the Plan, as determined below:

                      Service for Vesting Purposes         Percentage
                      ----------------------------         ----------

                      If he has 5 years:                          100%

                      If he has less than 5 years:                  0%

            Notwithstanding the foregoing, if a Participant's Service ceases on or after his Normal Retirement Date, his Vesting Percentage will be 100%, and further provided that the Vesting Percentage of a Prior Plan Participant whose Service ceases on or after he attains age sixty (60) will be 100%.

      (OO) Year of Eligibility Service - The earliest to occur of the following twelve (12) consecutive month periods during which an Employee has at least 1,000 Hours of Service:

            (a) the twelve (12) consecutive month period beginning on the Employee's employment date,

            (b) the Plan Year which includes the last day of the twelve (12) consecutive month period commencing with the Employee's employment date,


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                                                                       Section I
                                                                     Definitions
--------------------------------------------------------------------------------

            (c) any Plan Year beginning after the last day of the twelve (12) consecutive month period commencing with the Employee's employment date.

                  For purposes of determining Years of Eligibility Service, employment with an Affiliated Employer shall be deemed to be employment with the Employer.

      (PP)  Plan Freeze Date - December 31, 2000.



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                                                                      Section II
                                                                   Participation
--------------------------------------------------------------------------------

                                   SECTION II
                                  PARTICIPATION

2.1   Date of Participation

      Each Employee who was covered under the Plan on December 31, 1996 and who is in the employment of the Employer on the Restatement Date, will continue to be a Participant under this Plan on the Restatement Date.

      Each other Employee who has attained age eighteen (18) will become a Participant under this Plan on the Entry Date coincident with or next following the date on which the Employee has completed at least one (1) Year of Eligibility Service.

      Notwithstanding the above, no Employee shall be eligible to become a Participant in the Plan or, in the case of a reemployed Employee, to recommence participation in the Plan on or after the Plan Freeze Date.

2.2   Ineligible Employees

      The following classes of Employees is ineligible to participate in the
      Plan:

            All Leased Employees.

            Any Employee who is not a Plan Participant as of December 31, 2000.

2.3 Reemployment After a Termination of Employment Accompanied by a Break-in-Service

      Prior to the Plan Freeze Date, an Employee who satisfied the requirements of Section 2.1 and subsequently (A) incurs a Termination of Employment,
      (B) incurs a break-in-service (as defined in Section 1.1(HH)) and (C) is reemployed after such break-in-service, will become a Participant under this Plan on the first day on which he has an Hour of Service. Prior to the Plan Freeze Date, any reemployed Employee who was not a Participant in the Plan but who had completed one (1) Year of Eligibility Service prior to his break-in-service will become a Participant in the Plan on the later of the first day of the month coincident with or next following (A) the date on which he attains age eighteen (18) and (B) the date on which he completes an Hour of Service after his reemployment. Prior to the Plan Freeze Date, any other reemployed Employee will become a Participant on the first day of the month coincident with or next following the date on which he meets all the requirements of Section 2.1.

      Prior to the Plan Freeze Date, for the purposes of determining a covered Employee's postbreak Service, Service shall be counted from such first day of reemployment.


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                                                                      Section II
                                                                   Participation
--------------------------------------------------------------------------------

2.3   Repayment of Prior Distribution Upon Reemployment

      If a former Participant received his vested accrued retirement income at the time of his latest break-in-service in the form of a lump sum payment in accordance with the terms of Section 13.7(G) and is subsequently reemployed by the Employer, his previous Credited Service shall be disregarded when determining his retirement income upon his subsequent retirement or break-in-service.

      However, he may restore the Credited Service he lost when he received the lump sum payment by repaying the amount he received plus interest. The interest on such amount will be computed for the number of full calendar months from the date of payment to the date of repayment at the rate of 120% of the Federal mid-term rate (as in effect under Section 1274 of the Code for the first month of the Plan Year). Such repayment must be made no later than the earlier of (A) the fifth anniversary of his reemployment date with the Employer, or (B) the last day of a period of five (5) consecutive one year breaks-in-service determined from the date the lump sum payment was paid such participant. Upon a Participant's subsequent retirement or break-in-service, that portion of his vested accrued retirement income attributable to Credited Service before his latest retirement or break-in-service shall not be less than his previous vested accrued retirement income modified, if applicable, to reflect any change in the form of payment of his retirement income.


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                                                                     Section III
                                                        Normal Retirement Income
--------------------------------------------------------------------------------

                                   SECTION III
                            NORMAL RETIREMENT INCOME

3.1   Accrued Benefit

      A Participant's Accrued Benefit shall be the greatest of (A), (B), (C), or D below:

      (A)   (1)   50% of Final Earnings reduced by 50% of the Social Security
                  Amount (provided, however, that the maximum offset hereunder will, in no event, exceed the maximum allowable offset under Internal Revenue Regulations Section 1.401(l)-(3)(b)(3));

            (2)   the amount described in (A)(1) shall be multiplied by (a) or
                  (b), below, whichever applies:

                  (a) if the Participant's employment did not cease prior to his Normal Retirement Date:, the ratio that the number of his years of Credited Service up to a maximum of fifteen (15), on his Retirement Date bears to fifteen
                        (15), or

                  (b) if the Participant's employment ceased prior to his Normal Retirement Date:

                        the ratio that the number of his years of Credited Service bears to the greater of (i) fifteen (15), and
                        (ii) the number of years of Credited Service he would have had on his Normal Retirement Date had his Service not ceased; or

      (B) $25 multiplied by each month for which the Participant is granted Credited Service; or

      (C)   the Participant's Prior Plan Accrued Benefit; or

      (D)   the Participant's Accrued Benefit determined as of December 31,
            1997.

      In no event will a reduction in Final Earnings cause the retirement income determined for a Participant on his Normal Retirement Date to be less than the highest amount of retirement income the Participant would have received in the same form of payment had his Service ceased at any time prior to his Normal Retirement Date when he was eligible to receive an immediate retirement income.

      Moreover, in no event will the total annual amount of retirement income to be provided for a reemployed Participant on account of all periods of employment be greater than the annual


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                                                                     Section III
                                                        Normal Retirement Income
--------------------------------------------------------------------------------

      amount of retirement income which would have been provided for him if his prior cessation of Service had not occurred.

3.2   Eligibility and Commencement - Normal Retirement Income

      Each Participant who retires from the employ of the Employer on his Normal Retirement Date will receive a normal retirement income commencing on such date.

3.3   Amount of Normal Retirement Income

      The annual amount of normal retirement income payable to such Participant will be equal to the amount described in paragraphs (A), (B), or (C) below, whichever applies:

      (A) If the Participant has a Spouse as of his Retirement Date and does not elect pursuant to Section 7.5 to receive his normal retirement income on the basis of any other form of payment provided under this
            Plan:

            The Participant's annual normal retirement income shall be paid on the basis of the Joint and Survivor form and shall be determined by multiplying (1) and (2) below, where:

            (1)   equals the amount determined in Section 3.1, and

            (2) equals the Adjustment Factor appropriate for the Joint and Survivor form.

      (B) If the Participant does not have a Spouse as of his Retirement Date or if the Participant has a Spouse and elects pursuant to Section
            7.5 to receive his normal retirement income under the Life-No Death Benefit form of payment as described in Section VII, Normal Form of
            Payments:

            The Participant's annual normal retirement income shall be the amount determined in Section 3.1.

      (C) If, in lieu of the alternatives specified in paragraph (A) or (B) above, the Participant elects pursuant to Section 7.5 to receive his normal retirement income on the basis of one of the optional forms of payment described in Section VIII, Optional Forms of Payment:

            The Participant's annual normal retirement income shall be determined by adjusting the amount determined in Section 3.1 in the manner described in Section VIII, Optional Forms of Payment, for the optional form of payment elected by the Participant.


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                                                                      Section IV
                                                Late and Early Retirement Income
--------------------------------------------------------------------------------

                                  SECTION IV -
                        LATE AND EARLY RETIREMENT INCOME

4.1   Eligibility and Commencement - Late Retirement Date

      Subject to the provisions of Section 7.7, each Participant whose employment with the Employer continues after his Normal Retirement Date will receive a late retirement income commencing on the first day of the month coincident with or next following the date he retires.

4.2   Amount of Late Retirement Income

      Subject to the provisions of Section 7.9, the annual amount of late retirement income payable to such Participant will be determined based upon the number of years and months that his actual Late Retirement Date exceeds his Normal Retirement Date as set forth below:

      (A) If the Participant's Late Retirement Date occurs in the same Plan Year as his or her Normal Retirement Date, the annual amount of late retirement income payable to such Participant will be equal to the greater of the amounts described in paragraphs (1) or (2) below:

            (1)   the annual amount described in the applicable paragraph of
                  Section 3.3, based on the terms of the Plan as constituted on the date the Participant retired and Final Earnings and Credited Service to the Participant's Normal Retirement Date, but not later than December 31, 2000, adjusted by multiplying such amount by the late retirement Adjustment Factor ("LRF"), or

            (2)   the annual amount described in the applicable paragraph of
                  Section 3.3, based on the terms of the Plan as constituted on the date the Participant retired and Final Earnings and Credited Service to the date the Participant retired, but not later than December 31, 2000.

      (B) If the Participant's Late Retirement Date occurs in the Plan Year following his or her Normal Retirement Date, the annual amount of late retirement income payable to such Participant will be equal to the greatest of the amounts described in paragraphs (1), (2) or (3) below:

            (1)   the annual amount described in the applicable paragraph of
                  Section 3.3, based on the terms of the Plan as constituted on the date the Participant retired and Final Earnings and Credited Service to the Participant's Normal Retirement Date, but not later than December 31, 2000, adjusted by multiplying such amount by the LRF, or


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

                                                                      Section IV
                                                Late and Early Retirement Income
--------------------------------------------------------------------------------

            (2)   the annual amount described in the applicable paragraph of
                  Section 3.3, based on the terms of the Plan as constituted on the date the Participant retired and Final Earnings and Credited Service to the date the Participant retired, but not later than December 31, 2000, or

            (3) the annual amount described under (1) or (2) above, whichever produces the greater amount, determined as of the last day of the Plan Year coincident with or preceding the Late Retirement Date (but not later than December 31, 2000) multiplied by the ratio that the LRF bears to the late retirement Adjustment Factor as of the last day of the Plan Year coincident with or preceding the Late Retirement Date ("Prior LRF").

      (C) If the Participant's Late Retirement Date occurs in the second Plan Year subsequent to his or her Normal Retirement Date, or at any time thereafter, the annual amount of late retirement income payable to such Participant will be equal to the greatest of the amounts described in paragraphs (1), (2) or (3) below:

            (1)   the annual amount described in the applicable paragraph of
                  Section 3.3, based on the terms of the Plan as constituted on the date the Participant retired and Final Earnings and Credited Service to the Participant's Normal Retirement Date, but not later than December 31, 2000, adjusted by multiplying such amount by the LRF, or

            (2)   the annual amount described in the applicable paragraph of
                  Section 3.3, based on the terms of the Plan as constituted on the date the Participant retired and Final Earnings and Credited Service to the date the Participant retired, but not later than December 31, 2000, or

            (3) the annual amount, determined as of the last day of the Plan Year coincident with or preceding the Late Retirement Date (but not later than December 31, 2000) multiplied by the ratio that the LRF bears to the Prior LRF where the annual amount for the purpose of this paragraph equals the greatest of:

                  (a)   (1) above, or

                  (b)   (2) above, or

                  (c) the result of the prior year's last day of the Plan Year (but not later than December 31, 2000) calculations determining the greatest of all annual amounts.

      (D) Notwithstanding the foregoing, the annual amount of late retirement income for a Participant whose Late Retirement Date occurs after the date he attains the age of seventy and one-half (70-1/2) shall not be less than the actuarial equivalent of the annual


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                                                                      Section IV
                                                Late and Early Retirement Income
--------------------------------------------------------------------------------


            late Retirement Benefit that would have been payable if benefit payments had begun on the date the Participant attained the age of seventy and one half (70-1/2).

4.3   Eligibility and Commencement - Early Retirement Date

      Each Participant who retires from the employ of the Employer after attaining age fifty-five (55) will be eligible to receive an early retirement income provided his Vesting Percentage is other than zero percent (0%). The early retirement income will be a deferred benefit commencing upon the Participant's Normal Retirement Date.

      However, a Participant who is eligible to receive an early retirement income may elect to have such benefit commence prior to his Normal Retirement Date. Payment of this retirement income will commence on the first day of any month between the date the election is made and the Participant's Normal Retirement Date, as specified by the Participant in his election.

4.4   Amount of Early Retirement Income

      (A) The annual amount of early retirement income payable to such a Participant at his Normal Retirement Date will be equal to the amount described in the applicable paragraph of Section 3.3, based on (1) the terms of the Plan as constituted on the date the Participant retired and (2) Credited Service to the date the Participant retired, but not later than December 31, 2000.

      (B) If payments commence prior to a Participant's Normal Retirement Date, the annual amount of early retirement income payable to such Participant will be equal to the amount described in paragraph (A) above, multiplied by the appropriate Adjustment Factor.


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

                                                                       Section V
                          Termination of Employment and Vested Retirement Income
--------------------------------------------------------------------------------

                                    SECTION V
             TERMINATION OF EMPLOYMENT AND VESTED RETIREMENT INCOME

5.1   Eligibility and Commencement - Vested Retirement Date

      Each Participant who incurs a Termination of Employment, and who will not receive early, normal or late retirement income in accordance with the preceding Sections, will be eligible to receive a vested retirement income commencing upon his Normal Retirement Date, provided his Vesting Percentage is other than zero percent (0%).

      Subject to the provisions of Section 4.3, a Participant may instead elect in writing to receive retirement income commencing on the first day of any month following the date the election is made and after he has attained age fifty-five (55), as specified by the Participant in his election.

5.2   Amount of Vested Retirement Income

      (A) The annual amount of vested retirement income payable to such Participant at his Normal Retirement Date will be equal to the amount described in the applicable paragraph of Section 3.3, based on (1) the terms of the Plan as constituted on the date the Participant terminated employment and (2) Credited Service to the date the Participant terminated employment (but not later than December 31, 2000) multiplied by the Participant's Vesting Percentage.

      (B) If payments commence prior to a Participant's Normal Retirement Date, the annual amount of vested retirement income payable to such Participant will be equal to the amount described in paragraph (A) above multiplied by the appropriate Early Commencement Adjustment Factor.

      (C) Notwithstanding any other provisions of this Plan to the contrary, if the Participant's Termination of Employment occurred prior to January 1, 1976, he will receive his retirement income in the Normal Form of Payment described in Section 7.2 unless he has elected to receive his retirement income in (1) an optional form of payment described in Section VIII, Optional Forms of Payment, or (2) the Joint and Survivor form of payment.


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

                                                                      Section VI
                                                       Maximum Retirement Income
--------------------------------------------------------------------------------

                                   SECTION VI
                            MAXIMUM RETIREMENT INCOME

6.1   Maximum Retirement Income

      (A) For purposes of this Section 6.1, the words and phrases below will have the following meanings:

            (1) Annual Additions - The sum of the following amounts credited to a Participant's account or accounts for the Limitation
                  Year:

                  (a)   Employer contributions,

                  (b)   Employee contributions,

                  (c)   forfeitures, and

                  (d) (1) amounts allocated after March 31, 1984 to an individual medical account, as defined in Section 415(l)(2) of the Code, that is part of a pension or annuity plan maintained by the Employer and (2) amounts derived from contributions, paid or accrued after December 31, 1985, that are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in
                        Section 419A(d)(3) of the Code, under a welfare benefit fund are treated as Annual Additions to a defined contribution plan.

                  The Annual Additions for a Limitation Year commencing prior to the Restatement Date shall be determined in accordance with the provisions of the Prior Plan.

            (2) Current Accrued Benefit - A Participant's annual Accrued Benefit under the Plan, determined in accordance with Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

                  (a) any change in the terms and conditions of the Plan after May 5, 1986; and

                  (b) any cost-of-living adjustment occurring after May 5, 1986.

            (3) Defined benefit plan and defined contribution plan - The meanings set forth in Section 4l5(k) of the Code.


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

                                                                      Section VI
                                                       Maximum Retirement Income
--------------------------------------------------------------------------------

            (4) Defined Benefit Plan Fraction - For a Limitation Year, a fraction, (a) the numerator of which is the aggregate Projected Annual Benefit (determined as of the last day of the Limitation Year) of the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer, and (b) the denominator of which is the lesser of (i) the product of l.25 (or such adjustment as required under Section 6.2(D)) and the dollar limitation in effect under Section 4l5(b)(l)(A) of the Code for such Limitation Year adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or (ii) the product of l.4 and the amount which may be taken into account with respect to such Participant under Section 4l5(b)(l)(B) of the Code for such Limitation Year. Notwithstanding the above, if the Participant was a participant in one or more defined benefit plans of the Employer in existence on May 6, l986, the dollar limitation used to determine the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the Participant's Current Accrued Benefit.

            (5) Defined Contribution Plan Fraction - For a Limitation Year, a fraction, (a) the numerator of which is the sum of the Participant's Annual Additions under all defined contribution plans (whether or not terminated) maintained by the Employer for the current year and all prior Limitation Years (including annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated) maintained by the Employer and the Annual Additions attributable to the Participant's welfare benefit funds as defined under Section 419(e) of the Code or individual medical accounts as defined under Section 415(l)(2) of the Code, maintained by the Employer), and (b) the denominator of which is the sum of the maximum aggregate amounts for the current year and all prior Limitation Years with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). "Maximum aggregate amounts" shall mean the lesser of (i) the product of
                  1.25 (or such adjustment as required under Section 6.2(D)) and the dollar limitation in effect under Section 415(c)(1)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code or (ii) the product of 1.4 and the amount that may be taken into account under
                  Section 415(c)(l)(B) of the Code; provided, however, the Plan Administrator may elect, on a uniform and nondiscriminatory basis, to apply the special transition rule of Section 415(e)(7) of the Code applicable to Limitation Years ending before January l, l983 in determining the denominator of the Defined Contribution Plan Fraction.

                  If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the


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

                                                                      Section VI
                                                       Maximum Retirement Income
--------------------------------------------------------------------------------

                  defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over
                  1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

            (6) Highest Average Compensation - The average Section 415 Compensation of a Participant for the three (3) consecutive calendar years during which he was a Participant in the Plan that produces the highest such average. If an Employee was a Participant for less than three (3) consecutive years, the number of his consecutively completed calendar years during which he was a Participant shall be used to compute such average.

            (7)   Limitation Year - The Plan Year.

            (8) Maximum Permissible Dollar Amount - $90,000. Such amount shall be adjusted in accordance with the provisions of Section 6.1(C).

            (9) Projected Annual Benefit - Under a defined benefit plan, the annual retirement income to which a Participant would be entitled under such plan if (a) he were to continue in employment until his normal retirement age under such plan (or until his current age, if later), (b) his Section 4l5 Compensation for the Limitation Year under consideration remains the same until the date he attains such age, and (c) all other relevant factors used to determine benefits under the plan were to remain the same as in the current Limitation Year for all future Limitation Years.

            (10) Section 415 Compensation - A Participant's remuneration as defined under Income Tax Regulations Sections 1.415-2(d)(2),
                  (3) and (6). For the purpose of determining Section 415 Compensation for any Limitation Year, amounts shall be includable in the Limitation Year in which they are actually paid or made available to the Participant. For purposes of this Section, effective for Limitation Years commencing after December 31, 1997, Section 415 Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code), and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of
                  Section 125 or 457 of the Code.

                  For purposes of this Section 6.1(A)(10), effective for Limitation Years commencing on or after January 1, 1998, for purposes of applying the


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

                                                                      Section VI
                                                       Maximum Retirement Income
--------------------------------------------------------------------------------

                  limitations described in this Section 6.1, amounts paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of an Employee by reason of Section 132(f)(4) of the Code.

            (B) For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations, as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code, all commonly controlled trades or businesses, as defined under Section 414(c) of the Code, as modified by Section 415(h) of the Code, all affiliated service groups, as defined under Section 414(m) of the Code, of which the Employer is a member or was a member for any period, provided a Participant was employed by such member during the period of affiliation, as well as any leasing organization, as defined under Section 414(n) of the Code that employs any person who is considered an Employee under Section 414(n) of the Code, and any other entity required to be aggregated with the Employer in accordance with regulations prescribed by the Secretary of the Treasury under
                  Section 4l4(o) of the Code, shall be treated as the Employer.

            (C) The maximum amount of annual retirement income payable under this Plan during any Limitation Year shall be subject to all of the following limitations:

                  (1) The annual retirement income payable as a Life-No Death Benefit, or as a Joint and Survivor form of payment shall be the lesser of (a) the Maximum Permissible Dollar Amount or (b) one hundred percent (100%) of the Participant's Highest Average Compensation.

                  (2) A Participant's retirement income which does not exceed a maximum of $10,000 for any Plan Year shall be deemed not to exceed the foregoing limitations if the Participant did not at any time participate in a defined contribution plan, a welfare benefit plan as defined under Section 419A(d)(2) of the Code or an individual medical account as defined under Section 415(l)(2) of the Code maintained by the Employer. The aforementioned $10,000 maximum shall be subject to the provisions of
                        Section 6.1(C)(4).

                  (3) A Participant's retirement income payable in any form of payment other than a Life-No Death Benefit form of payment or a Joint and Survivor form of payment will be adjusted to the actuarial equivalent of the Life-No Death Benefit form of payment before applying the limitations of this Section 6.1(C). The actuarial equivalent of a Life-No Death Benefit form of payment is equal to the greater of the annuity benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form, and the annuity benefit computed using a five percent (5%) interest rate assumption, and effective for Limitation Years beginning after December 31, 1994, the GATT Applicable Mortality Table as set forth in Table A. In


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                        determining the actuarial equivalent of a Life-No Death
                        Benefit form of payment for any lump sum distribution or retirement income form other than a nondecreasing annuity payable for a period of not less than the life of the Participant (or in the case of the Preretirement Spouse Benefit, the life of the surviving Spouse) or decreases during the life of the Participant merely because of: (A) the death of the survivor annuitant (but only if the reduction is not below fifty percent (50%) of the annual retirement income payable before the death of the survivor annuitant), or (B) the cessation or reduction of Social Security supplements of qualified disability payments as defined in Section 401(a)(11) of the Code, the "GATT Applicable Interest Rate," as defined in the Table A of the Plan, will be substituted for a "five percent (5%) interest rate assumption" in the preceding sentence.

            (4)   (a)   If a Participant has completed less than ten (10) years
                        of participation in the defined benefit plan of the Employer, the Maximum Permissible Dollar Amount set forth in Section 6.l(C)(1)(a) above will be reduced by multiplying such limitation by a fraction, the numerator of which is the number of years and fraction thereof of such Participant's participation and the denominator of which is ten (10).

                  (b) If a Participant has completed less than ten (10) years of employment with the Employer, the limitation set forth in Section 6.1(C)(1)(b) and the $10,000 maximum set forth in Section 6.1(C)(2) above will be reduced by multiplying such amount by a fraction, the numerator of which is the number of years and fraction thereof of such Participant's employment and the denominator of which is ten (10).

                  (c) In no event will the reduction set forth in Section 6.1(C)(4)(a) or (b) reduce the limitations set forth in
                        Section 6.1(C)(1) or the maximum set forth in Section 6.1(C)(2) to an amount less than one-tenth (1/10th) of such limitation or maximum, whichever is applicable, determined without regard to this Section 6.1(C)(4).

                  (d) To the extent provided in regulations prescribed by the Secretary of the Treasury or his delegate, this Section 6.1(C)(4) will be applied separately with respect to each change in the benefit structure of the Plan.

            (5)   (a)   The Maximum Permissible Dollar Amount, and in the case
                        of a Participant who has incurred a Termination of Employment, the Participant's Highest Average
                        Compensation, will be adjusted for increases in the cost-of-living in accordance with regulations prescribed by the Secretary of the Treasury or his delegate in accordance with


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                        Section 415(d) of the Code. Each annual adjustment shall
                        be limited to the scheduled annual increase, as determined by the Secretary of the Treasury, and shall be effective for the Limitation Year within which such increase has become effective.

                  (b) In the event that the annual retirement income otherwise payable to a Participant who has retired or terminated employment has been limited by the Maximum Permissible Dollar Amount, such limited annual retirement income shall be increased in accordance with any automatic cost-of-living adjustments in such dollar amount made pursuant to Section 6.1(C)(5)(a).

            (6) A Participant's retirement income which commences after his Social Security Retirement Age may exceed the Maximum Permissible Dollar Amount provided the actuarial equivalent of such annual retirement income commencing at his Social Security Retirement Age satisfies such Maximum Permissible Dollar Amount actuarially adjusted to the date of retirement. The actuarial equivalent of the Maximum Permissible Dollar Amount commencing after his Social Security Retirement Age, shall be determined as the lesser of the equivalent annual retirement income computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for purposes of determining the actuarial equivalent for a Late Retirement Income benefit and the equivalent annual retirement income computed using a five percent (5%) interest rate assumption, and effective for Limitation Years beginning after December 31, 1994, the GATT Applicable Mortality Table as set forth in Table A of the Plan.

            (7) If a Participant's retirement income commences prior to his Social Security Retirement Age, the Maximum Permissible Dollar Amount will be determined as follows:

                  (a) If a Participant's Social Security Retirement Age is sixty-five (65), the Maximum Permissible Dollar Amount of retirement income commencing on or after age sixty-two (62) is determined by reducing the Maximum Permissible Dollar Amount by five-ninths of one percent (5/9ths of 1%) for each month by which such benefit commences before the month in which the Participant attains age sixty-five (65).

                  (b) If a Participant's Social Security Retirement Age is greater than sixty-five (65), the Maximum Permissible Dollar Amount of retirement income commencing on or after age sixty-two (62) is determined by reducing the Maximum Permissible Dollar Amount by five-ninths of one percent (5/9ths of 1%) for each of the first thirty-six
                        (36) months and five-twelfths of one percent (5/12ths of 1%) for each of the additional


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                        months (up to twenty-four (24) months) by which such
                        retirement income commences before the month in which the Participant attains his Social Security Retirement Age.

                  (c) If a Participant's retirement income commences prior to age sixty-two (62), the Maximum Permissible Dollar Amount shall be equal to retirement income commencing at age sixty-two (62) reduced in accordance with paragraph
                        (a) or (b) above, whichever is applicable, and further reduced to the actuarial equivalent of such retirement income determined as of the benefit commencement date. In determining the actuarial equivalent of retirement income commencing prior to age sixty-two (62), such retirement income shall be determined as the lesser of the equivalent annual retirement income computed using the Plan rates for an Early Retirement Benefit as set forth in Section 4.4 and Table A, and the equivalent annual retirement income computed using a five percent (5%) interest rate, and effective for Limitation Years beginning after December 31, 1994, the GATT Applicable Mortality Table as set forth in the Table A of the Plan.

            (8) If any retirement benefits shall be payable to or on account of any Participant in this Plan under any other defined benefit plan(s) (whether or not terminated) maintained by the Employer, the limitation applicable to such Participant for the purposes of this Section 6.l shall be determined by combining the retirement income payable under this Plan and the retirement benefits of all other such defined benefit plan(s). To the extent necessary, the retirement income under this Plan shall be reduced to insure that such combined benefits shall not exceed the limitation applicable to such Participant. Notwithstanding the foregoing, in the case of a Participant who was a participant in one or more defined benefit plans of the Employer in existence on May 6, 1986, the limitations of this Section 6.l shall not be less than the participant's Current Accrued Benefits under all such defined benefit plans as of the end of the last Limitation Year beginning before January 1, 1987. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code, as in effect at the end of the 1986 Limitation Year.

                  In the case of a Participant who was a participant in one or more defined benefit plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1994, the limit applicable to such Participant for purposes of this Section 6.1 shall not cause the Maximum Permissible Dollar Amount for such Participant under all such defined benefit plans to be less than the Participant's Old Law Benefit. The preceding sentence applies only if such defined benefit plans met the requirements Code Section 415 on December 7, 1994.


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                                                                      Section VI
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            (9)   Notwithstanding the limitations of Section 6.1(C), if a
                  Participant is also a participant in any defined contribution plan of the Employer, the retirement income payable under this Plan shall be reduced to the extent necessary as determined by the Plan Administrator, so as not to exceed the overall limitations on benefits and contributions of Section 415(e) of the Code. For this purpose, the Plan Administrator will compute the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction and will make any necessary adjustments so that the sum of the fractions, for any Limitation Year, will not exceed 1.0. If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury or his delegate so that the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction computed under
                  Section 415(e)(1) of the Code does not exceed 1.0 for such Limitation Year. This subsection (9) shall not apply with respect to Plan Years beginning on or after January 1, 2000.

6.2   Top-Heavy Provisions

      The following provisions will become effective in any Plan Year in which the Plan is determined to be a Top-Heavy Plan and shall supersede any other conflicting provisions of the Plan.

      (A) For purposes of this Section 6.2, the words and phrases below will have the following meanings:

            (1) Determination Date - With respect to a Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, the last day of the first Plan Year.

            (2) Employer - For purposes of this Section 6.2, the Employer who adopts this Plan and any Affiliated Employer. An entity other than the Employer will be treated as an Employer only while it is an Affiliated Employer.

            (3) Five-Percent Owner - If the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 3l8 of the Code) more than five percent (5%) of the value of the outstanding stock, or stock possessing more than five percent (5%) of the total combined voting power of all the stock, of the Employer. If the Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than five percent (5%) of the capital or profits interest in the Employer.

            (4) Key Employee - Any Employee or former Employee (or, where applicable, such person's Beneficiary) in the Plan who, at any time during the Plan Year


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                  containing the Determination Date or any of the preceding four
                  (4) Plan Years, is: (a) an Officer having Top-Heavy Earnings from the Employer of greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; (b) one of the ten (10) Employees having Top-Heavy Earnings from the Employer of more than the dollar limitation in effect under Section 415(c)(1)(A) of the Code and owning
                  (or considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) both more than a one-half of one percent (1/2 of 1%) interest in value and the largest interests in the value of the Employer; (c) a Five-Percent Owner of the Employer; or (d) a One-Percent Owner of the Employer having Top-Heavy Earnings from the Employer greater than $150,000. For purposes of computing the Top-Heavy Earnings in Sections 6.2(A)(4)(a), (b) and (d) above, the aggregation rules of Sections 414(b), (c),
                  (m), (n) and (o) of the Code shall apply.

            (5) Non-Key Employee - Any Employee or former Employee (or, where applicable, such person's Beneficiary) who is not a Key Employee.

            (6) Officer - An Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this paragraph. Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer. For purposes of this paragraph, the maximum number of Officers that must be taken into consideration shall be determined as follows: (a) three (3), if the number of Employees is less than thirty (30); (b) ten percent (10%) of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or
                  (c) fifty (50), if the number of Employees is greater than five hundred (500). In determining such limit, the term "Employer" shall be determined in accordance with Sections 414(b), (c), (m), (n) and (o) of the Code and "Employee" shall include Leased Employees and exclude employees described in
                  Section 414(q)(5) of the Code.

            (7) One-Percent Owner - If the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than one percent (1%) of the value of the outstanding stock, or stock possessing more than one percent (1%) of the total combined voting power of all the stock, of the Employer. If the Employer is not a corporation, a One-Percent Owner means any Employee who owns more than one percent (1%) of the capital or profits interest in the Employer.


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                                                                      Section VI
                                                       Maximum Retirement Income
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            (8)   Permissive Aggregation Group - All the plans of the Employer which are included in the Required Aggregation Group plus any plans of the Employer which are not part of a Required Aggregation Group, but which satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

            (9) Present Value of Accrued Benefits - The Present Value of Accrued Benefits will be determined as of the Valuation Date and will be based upon (a) the 1983 Group Annuity Mortality Table (separate for males and females), and (b) a five percent (5%) interest rate and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy. Solely for the purpose of determining if this Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is a Top-Heavy Plan, the Present Value of Accrued Benefits of a Non-Key Employee will be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (b) if there is no single uniform method used by all plans, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

            (10) Required Aggregation Group - All the plans of the employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code. If two
                  (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

            (11) Super Top-Heavy Plan - This Plan will be a Super Top-Heavy Plan for a given Plan Year in which:

                  (a) the Top-Heavy Ratio for the Plan exceeds ninety percent (90%) and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group; or

                  (b) the Plan is part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds ninety percent (90%); or


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                                                                      Section VI
                                                       Maximum Retirement Income
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                  (c)   the Plan is part of a Required Aggregation Group and
                        part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).

            (12) Top-Heavy Earnings - For any year, an individual' s annual compensation as defined under Section 414(q)(7) of the Code, and commencing January 1, 1998, Section 414(q)(4) of the Code, up to a maximum of one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 and one hundred seventy thousand dollars ($170,000) for the 2000 and 2001 Plan Years, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living, as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

            (13) Top-Heavy Plan - This Plan will be a Top-Heavy Plan for a given Plan Year if:

                  (a) the Top-Heavy Ratio for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group; or

                  (b) the Plan is part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or

                  (c) the Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

            (14)  Top-Heavy Ratio -

                  (a) If the Employer maintains one (1) or more qualified defined benefit plans and the Employer has not maintained any qualified defined contribution plans which during the five (5) year period ending on the Determination Date have or have had account balances, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date (including any part of any accrued benefit distributed in the five (5) year period ending on the Determination Date) and the denominator of which is the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all participants as of the Determination Date (including any part of any accrued benefit distributed in the five (5) year period ending on the Determination
                        Date), determined in


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                                                                      Section VI
                                                       Maximum Retirement Income
--------------------------------------------------------------------------------

                        accordance with Section 416 of the Code and the regulations thereunder.

                  (b) If the Employer maintains one (1) or more qualified defined benefit plans and the Employer maintains or has maintained one (1) or more qualified defined contribution plans which during the five (5) year period ending on the Determination Date have or have had any account balances, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees, determined in accordance with paragraph (a) above, and the sum of the account balances under the aggregated qualified defined contribution plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all participants, determined in accordance with paragraph
                        (a) above, for all Participants and the sum of the account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The account balances under a qualified defined contribution plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an account balance made in the five (5) year period ending on the Determination Date.

                  (c) For purposes of paragraphs (a) and (b) above, the value of account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan. The account balances and Present Value of Accrued Benefits of a Participant (i) who is a Non-Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio and the extent to which distributions are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of account balances and the Present Value of Accrued Benefits


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                                                                      Section VI
                                                       Maximum Retirement Income
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                        will be calculated with reference to the Determination
                        Date that falls within the same calendar year.

            (15) Valuation Date - For the purpose of computing the Top-Heavy Ratio and Super Top-Heavy Ratio, the last date of the Plan Year.

            For purposes of Sections 6.2(A)(8) and (10), the rules of Sections 414(b), (c), (m), (n) and (o) of the Code shall be applied in determining the meaning of the term "Employer".

      (B) Minimum Retirement Income - If the Plan becomes a Top-Heavy Plan, then, notwithstanding other Sections of the Plan, each Non-Key Employee Participant will be entitled to a Minimum Retirement Income, expressed in the form of a Life-No Death Benefit form of payment commencing at his Normal Retirement Date, which will accrue at the rate of (1) two percent (2%) of such Participant's Section 415 Compensation (modified by Section 401(a)(17) of the Code) during the five (5) consecutive Plan Years in which he received the highest such Section 415 Compensation, multiplied by (2) that portion of his Service used to determine his Vesting Percentage (up to a maximum of ten (10) years) that is completed during Plan Years in which the Plan is a Top-Heavy Plan. For purposes of (1) above, Plan Years beginning after the close of the last Plan Year in which the Plan is a Top-Heavy Plan will be excluded.

            A Non-Key Employee may not fail to accrue a Minimum Retirement Income merely because such Employee was not employed on a specified date; neither may such Employee be excluded from participation (or a failure to accrue a benefit) because (a) his Earnings are less than a stated amount, nor because (b) he fails to make mandatory Employee contributions, if any nor because (c) he completed less than 1,000 Hours of Service during the applicable accrual computation period. If a Non-Key Employee is concurrently a Participant under this Plan and a defined contribution plan maintained by the Employer, the annual amount of retirement income for such Participant as determined in the preceding paragraphs shall be reduced by the annual amount of retirement income, commencing on his Normal Retirement Date, that can be provided under such defined contribution plan on a Life-No Death Benefit basis by contributions made to such defined contribution plan on the Participant's behalf during the year in which this Plan is Top-Heavy.

            If a Non-Key Employee is a Participant under this Plan and a defined contribution plan maintained by the Employer, the annual amount of retirement income for such Participant as determined in the preceding paragraphs shall not be provided hereunder if the retirement income provided under such defined contribution plan together with the retirement income provided under Section III, Normal Retirement Income, or Section IV, Late and Early Retirement Income, are at least equal in value to such annual retirement income. If the Minimum Retirement Income is payable in a form other than a Life-No Death Benefit or on a date other than Normal Retirement Date, it will be


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                                                                      Section VI
                                                       Maximum Retirement Income
--------------------------------------------------------------------------------

            adjusted to be the actuarial equivalent of the Life-No Death Benefit form payable at Normal Retirement Date based on the appropriate Adjustment Factor.

      (C) Minimum Vesting Percentage - Notwithstanding any other Vesting Percentage provision of this Plan to the contrary, the Vesting Percentage that is applied to the accrued retirement income of a Participant who has at least one (1) Hour of Service with the Employer on and after the date this Plan becomes a Top-Heavy Plan, in accordance with the further terms of this Plan, and to the extent that with respect to a Participant this is a faster vesting schedule, shall be as determined as follows:

                     Service For Vesting Purposes           Percentage
                     ----------------------------           ----------

                     If he has less than 2 years:                0%
                     If he has 2 years:                         20%
                     If he has 3 years:                         40%
                     If he has 4 years:                         60%
                     If he has 5 years:                         80%
                     If he has 6 years:                        100%

            For those Plan Years in which the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall be determined in accordance with the provisions of Section 1.1 (NN), subject to the following conditions:

            (1) The Vesting Percentage of a Participant's retirement income before the Plan ceased to be a Top-Heavy Plan shall not be reduced; and

            (2) After the Plan ceases to be a Top-Heavy Plan, each Participant with at least three (3) years of Service with the Employer shall have his Vesting Percentage computed under the greater of the provisions of this Section 6.2(C) or the provisions of
                  Section 1.1 (NN).

      (D) Modification to Section 6.1 when a Plan is a Top-Heavy Plan - For any Limitation Year prior to January 1, 2000 in which the Plan is determined to be a Super Top-Heavy Plan, the definitions of the "Defined Benefit Fraction", and "Defined Contribution Fraction" will be changed by substituting in the denominator of each Fraction "1.0" for "1.25" wherever it appears therein.

            For any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Plan will be treated as a Super Top-Heavy Plan hereunder unless paragraph (B)(1) is applied by substituting "three percent (3%)" for "two percent (2%)".


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187                                 34               CARVER FEDERAL SAVINGS BANK

                                                                     Section VII
                                                          Normal Form of Payment
--------------------------------------------------------------------------------

                                   SECTION VII
                             NORMAL FORM OF PAYMENT

7.1   Normal Form of Payment - Joint and Survivor

      If the Participant has a Spouse on his Retirement Date, the normal form of payment is the Joint and Survivor form. This form provides that, upon the Participant's death on or after his Retirement Date, fifty percent (50%) of the retirement income payable to the Participant will be paid to such Spouse, if surviving the Participant, for the balance of the Spouse's life.

      As an alternative to the fifty percent (50%) continuation described above, a Participant may elect that sixty-six and two-thirds percent (66-2/3%) or one hundred percent (100%) of the benefit payable to him be continued to his Spouse upon his death. Such election will not require spousal consent.

7.2   Normal Form of Payment - Life-No Death Benefit

      If the Participant does not have a Spouse on his Retirement Date, the normal form of payment is the Life-No Death Benefit form. This form provides that payments will be made to the Participant in a level amount during his lifetime and that, after his death, no further payment will be made.

7.3   Optional Forms of Payment

      Subject to the provisions of Section 7.5, in lieu of receiving his retirement income in the normal form applicable to him, a Participant may elect to receive a benefit of equal value in one of the optional forms of payment described in Section VIII, Optional Forms of Payment. Moreover, if the Participant's normal form of payment is that described in Section 7.1, such Participant may also elect to receive, in lieu thereof, retirement income in the form of a Life-No Death Benefit as described in the second sentence of Section 7.2.

7.4   Notice to Participants

      The Employer shall make every reasonable effort to furnish each Participant, by personal delivery or first class mail, the following information not less than thirty (30) days nor more than ninety (90) days prior to his commencement of benefits:

      (A)   the terms and conditions of the Joint and Survivor form of payment,

      (B) the Participant's right to make, and the effect of, an election to waive the Joint and Survivor form of payment,

      (C)   the rights of the Participant's Spouse under the Plan,


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187                                 35               CARVER FEDERAL SAVINGS BANK

                                                                     Section VII
                                                          Normal Form of Payment
--------------------------------------------------------------------------------

      (D) the right to make, and the effect of, a revocation of a previous election to waive the Joint and Survivor form of payment, and

      (E) the relative values of the various optional forms of payment under the Plan.

      The Employer may also permanently post in the Employer's office or offices the information described in (A) through (E) above in a manner that is reasonably calculated to reach the attention of each Participant.

7.5   Election of Option

      The Participant may elect or revoke an option during the ninety (90) day period before his Retirement Date by filing a written election with the Employer. However, a Participant may not elect more than one (1) option to be effective at the same time. No such election or revocation can be made after the Participant's Retirement Date.

      To elect an option, a married Participant must make a Qualified Election in accordance with Section 7.6. If a Participant elects an optional form of payment, the amount of retirement income payable to him must be more than fifty percent (50%) of the present value of the retirement income payable to the Participant had the option not been elected, unless the alternate recipient is the Participant's Spouse; otherwise, such election will be deemed null and void.

7.6   Qualified Election

      Notwithstanding any other provisions in the Plan to the contrary, for purposes of this Section 7.6, a Qualified Election to waive the Joint and Survivor form of payment shall not be effective unless: (A) the Participant's Spouse irrevocably consents in writing to the election; (B) such election designates a Beneficiary or form of payment which may not be changed without spousal consent (or the consent of the Spouse expressly permits a change in such designations by the Participant without any requirement of further consent by the Spouse), (C) the Spouse's consent acknowledges understanding of the effect of such election, and (D) the consent is witnessed by a Plan representative or a notary public. Notwithstanding this spousal consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent cannot be obtained because:

      (1)   there is no Spouse;

      (2)   the Spouse cannot be located;

      (3) there are other circumstances as the Secretary of the Treasury may prescribe by regulations, then the Participant's election to waive coverage will be considered valid.


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187                                 36               CARVER FEDERAL SAVINGS BANK

                                                                     Section VII
                                                          Normal Form of Payment
--------------------------------------------------------------------------------

      Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent. A Participant is allowed to revoke his Qualified Election without the consent of his Spouse. The number of his Qualified Elections and revocations is not limited.

7.7   Payment of Retirement Income to Participant

      All payment of retirement income under the Plan shall be made in accordance with Section 401(a)(9) of the Code. Subject to the Joint and Survivor form of payment requirement of Section 7.1 and the Preretirement Spouse Benefit requirement of Section IX, the distribution requirements of
      Section 401(a)(9) of the Code as set forth in this Section 7.7 and in Sections 7.8 and 7.9, shall take precedence over any inconsistent provisions of this Plan.

      Retirement income will be payable to the Participant monthly with each payment equal to one twelfth (1/12) of the annual amount. The first of such monthly payments will be made to the Participant as of his Retirement Date, with subsequent monthly payments being made as of the first day of each month thereafter until the Participant's death occurs.

      Unless the Participant elects otherwise, the payment of retirement income will commence no later than the sixtieth (60th) day after the end of the Plan Year in which the latest of the following occurs.

      (A)   the Participant attains the earlier of (1) age sixty-five (65), or
            (2) his Normal Retirement Date as defined in Section 1.1(W)(1), or

      (B) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or

      (C)   the Participant's Termination of Employment with the Employer.

      (1) Distributions to Five Percent Owners shall be subject to the following rules: The vested interest in the Accrued Benefit of a 5-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age 70-1/2 must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age 70-1/2. The vested interest in the Accrued Benefit of a person who is not a 5-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending in the calendar year in which such person attains age 70-1/2 but who becomes a 5-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a 5-percent owner (as described in Section 416(i) of the Code).


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187                                 37               CARVER FEDERAL SAVINGS BANK

                                                                     Section VII
                                                          Normal Form of Payment
--------------------------------------------------------------------------------

      (2) Distributions to other than 5-percent owners shall be subject to the following rules: The vested interest in the Accrued Benefit of an Employee who is not a five-percent owner and who attained age 70-1/2 prior to January 1, 1988, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (i) his termination of employment or (ii) his attainment of age 70-1/2.

            Except as otherwise provided in the following paragraph, the vested interest in the Accrued Benefit of any Employee who attains age 70-1/2 after December 31, 1987, must be distributed or commence to be distributed no later than the first day of April following the later of: (A) the 1989 calendar year or (B) the calendar year in which such individual attains age 70-1/2.

            Effective January 1, 1997, an Employee otherwise required to receive a distribution under the preceding paragraph, may elect to defer distribution of the Accrued Benefit to the date of his termination of employment without spousal consent. In addition, no spousal consent is required when payments recommence to the Employee, if payments recommence to the Employee with the same Beneficiary and in a form of benefit that is the same, but for the cessation of distributions hereunder.

            Notwithstanding the foregoing, the vested interest in the Accrued Benefit of (I) any Employee who becomes a Participant on or after January 1, 1997 or (II) any Employee who attains age 70-1/2 in a calendar year beginning on or after January 1, 2002, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (1) his termination of employment or (2) his attainment of age 70-1/2.

            Notwithstanding any provisions of the Plan to the contrary, any and all distributions from the Plan shall be made in accordance with
            Section 401(a)(9) of the Code and the requirements of Income Tax Regulations issued under Code Section 401(a)(9).

7.8   Limits of Payment Options

      Payments, if not made in a lump sum, may only be made over one of the following periods (or a combination thereof):

      (A)   the life of the Participant,

      (B)   the life of the Participant and a designated Beneficiary,

      (C) a period certain not extending beyond the life expectancy of the Participant, or

      (D) a period certain not extending beyond the joint and last survivor expectancy of the Participant and his designated Beneficiary.


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187                                 38               CARVER FEDERAL SAVINGS BANK

                                                                     Section VII
                                                          Normal Form of Payment
--------------------------------------------------------------------------------

7.9   Minimum Amounts to be Paid

      The amount to be paid each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire retirement income by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated Beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Income Tax Regulations Section 1.72-9. For purposes of this computation, a Participant's life expectancy may be recalculated no more frequently than annually, however, the life expectancy of a non spouse Beneficiary may not be recalculated. If the Participant's Spouse is not the designated Beneficiary, the method of payment selected must assure that at least fifty percent (50%) of the present value of the amount available for payment would be payable within the life expectancy of the Participant.

      If the Participant dies after payment of his retirement income has commenced, the remaining portion of such retirement income will be paid at least as rapidly as under the method of payment being used prior to the Participant's death.

      If the Participant dies before payment of his retirement income commences, the Participant's entire retirement income must be paid no later than December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive payment in accordance with (A) or (B) below:

      (A) If any portion of the Participant's retirement income is payable to a designated Beneficiary other than the Participant's Spouse, such payments will be made in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

      (B) If, however, the designated Beneficiary is the Participant's surviving Spouse, the date on which payments are required to begin in accordance with (A) above is not required to be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, and (2) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2).

      With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.


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187                                 39               CARVER FEDERAL SAVINGS BANK

                                                                    Section VIII
                                                       Optional Forms of Payment
--------------------------------------------------------------------------------

                                  SECTION VIII
                            OPTIONAL FORMS OF PAYMENT

8.1   Contingent Pensioner Option

      A Participant who elects this option will receive a reduced amount of retirement income during his lifetime, so that after his death retirement income in the same amount, or sixty-six and two-thirds percent (66-2/3%) or fifty percent (50%) thereof (as specified in the election) will be paid for the life of the Contingent Pensioner designated by the Participant, if surviving the Participant. If the option is in effect on the Participant's Retirement Date, the amount of retirement income payable to the Participant will be determined by multiplying the amount which would otherwise be payable to him, assuming the normal form described in Section
      7.2 is effective, by the appropriate Adjustment Factor.

      If a Participant who has elected this option dies on or after his Normal Retirement Date but before his Retirement Date, his Contingent Pensioner will receive retirement income payments beginning on the first day of the month next following the Participant's death and continuing for the balance of his life.

      These retirement income payments will be equal to the amount which would have been payable to the Participant had he retired hereunder on such first day of the month with the option in effect, as adjusted by the continuation percentage (100%, 66-2/3% or 50%) elected by the Participant.

      This option will be deemed null and void if (A) the Contingent Pensioner dies before the Participant's Retirement Date or (B) the Participant dies before the earlier of his Retirement Date and his Normal Retirement Date.

8.2   Years Certain and Life Option

      Subject to the provisions of Section 7.8, a Participant who elects this option will receive a reduced amount of retirement income during his lifetime, so that if his death occurs within the year certain period commencing upon his Retirement Date as specified in the election (5, 10, 15 or 20 years), retirement income in the same amount will be paid to the Beneficiary designated by the Participant for the balance of the years certain period specified by the Participant.

      If the option is in effect on the Participant's Retirement Date, the amount of retirement income payable to the Participant will be determined by multiplying the amount which would otherwise be payable to him, assuming the normal form described in Section 7.2 is effective, by the appropriate Adjustment Factor.

      If a Participant who has elected this option dies on or after his Normal Retirement Date, but before his Retirement Date, his designated Beneficiary will receive retirement income payments beginning on the first day of the month next following the Participant's death and continuing until


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187                                 40               CARVER FEDERAL SAVINGS BANK

                                                                    Section VIII
                                                       Optional Forms of Payment
--------------------------------------------------------------------------------

      the end of the years certain period specified by the Participant. These retirement income payments will be in the same amount as would have been payable had the Participant retired hereunder on such first day of the month with the option in effect.

      If this option is in effect on the Participant's Retirement Date and neither the Participant nor his designated Beneficiary survives to the end of the years certain period, a final lump sum payment equal to the commuted value of any unpaid payments shall be made as follows: to the Participant's Spouse, if living; otherwise, in equal shares to surviving children of the Participant; and in the event none of the above-named individuals survives the Participant, to the executor or administrator of the estate of the last to die of (A) the Participant or (B) the last to survive of his designated Beneficiaries.

      This option will be deemed null and void if the Participant dies before the earlier of his Retirement Date and Normal Retirement Date.

8.3   Social Security Option

      (A) For the purposes of this Section 8.3, the words and phrases below will have the following meanings:

            (1) Social Security Amount means the annual Primary Insurance Amount, or portion thereof, which the Participant is expected to receive under the Social Security Act.

            (2) Social Security Commencement Date means the first day of the month coincident with or next following the date the Participant's Social Security Amount is expected to commence.

      (B) A Participant may elect this option if his Retirement Date precedes his Social Security Commencement Date. Upon such election, the Employer will determine the Participant's Social Security Amount and Social Security Commencement Date on the basis of the Social Security Act then constituted.

      (C) The Participant who elects this option will receive increased retirement income before his Social Security.

            Commencement Date and reduced retirement income thereafter, so that the Participant's total benefit under this Plan and the Social Security Act will be paid in a generally level amount throughout his retirement.

      (D) The amount of increased retirement income will be equal to the amount of retirement income which would have been payable to the Participant if this option had not been elected, assuming the normal form described in Section 7.2 is effective, plus his Social Security Amount multiplied by the appropriate Adjustment Factor. The amount of reduced retirement income will be equal to the increased amount of retirement income


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

                                                                    Section VIII
                                                       Optional Forms of Payment
--------------------------------------------------------------------------------

            payable to the Participant before his Social Security Commencement Date minus his Social Security Amount.

8.4   Direct Rollover of Eligible Rollover Distributions

      For purposes of this Section 8.4, the following definitions shall apply:

      (A) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      (B) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
            Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.

      (C) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

      (D) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and effective January 1, 2000, any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.

      Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.


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187                                 42               CARVER FEDERAL SAVINGS BANK

                                                                      Section IX
                                                    Preretirement Spouse Benefit
--------------------------------------------------------------------------------

                                   SECTION IX
                          PRERETIREMENT SPOUSE BENEFIT

9.1   Eligibility for Preretirement Spouse Benefit

      Upon the death of a Participant before his Retirement Date, his Spouse will receive a Preretirement Spouse Benefit as described in this Section IX if all the following requirements were met when the Participant died:

      (A) the Participant had a Spouse as defined in Section 1.1(KK) to whom the Participant had been married at least one (1) full year prior to his death;

      (B) the Participant was credited with at least one (1) Hour of Service on or after August 23, 1984;

      (C)   the Participant had a vested right to Employer funded benefits.

9.2   Amount of Preretirement Spouse Benefit

      (A) For purposes of this Section 9.2, earliest retirement age means the earliest date on which a Participant could elect to receive his retirement income under the Plan.

      (B) The Preretirement Spouse Benefit will be payable in the form of retirement income. The annual amount of such benefit will be as follows:

            (1) With respect to a Participant who, on his date of death, has attained age fifty (50) and completed ten (10) years of Service, and who dies while actively employed with the Employer, the Preretirement Spouse Benefit will be payable as retirement income, deferred to the Participant's Normal Retirement Date. The annual amount of such benefit will be equal to fifty percent (50%) of the retirement income which the Participant would have received in accordance with Section
                  3.1 assuming that his Credited Service remained uninterrupted and that his Earnings remained unchanged until his Normal Retirement Date. However, if the surviving Spouse of such a Participant is more than ten (10) years younger than the Participant, the annual retirement income will be reduced in accordance with the following schedule:


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187                                 43               CARVER FEDERAL SAVINGS BANK

                                                                      Section IX
                                                    Preretirement Spouse Benefit
--------------------------------------------------------------------------------

                 Number of Full Years By Which the
                 Participant's Spouse is Younger than
                 the Participant                                Percentage
                 ------------------------------------           ----------

                         11                                         98%
                         12                                         96%
                         13                                         94%
                 etc., decreasing in steps                   etc., decreasing
                 of one year                                 in steps of 2%

            If the Participant's Spouse elects to receive the first initial monthly payment prior to the date the Participant would have reached his Normal Retirement Date, the annual amount of such retirement income will be the same amount which the surviving Spouse would receive in accordance with the previous paragraph of this Section 9.2, as adjusted in accordance with the appropriate terms of Section IV, Late and Early Retirement Income.

      (2) With respect to a Participant who is not described in paragraph (1) above, the Preretirement Spouse Benefit will be payable in the form of retirement income. The annual amount of such retirement income will be as follows:

            (a)   (i)   If a Participant dies after his earliest retirement age
                        and on or after his Normal Retirement Date, fifty percent (50%) of the retirement income which the Participant would have received had he retired on the day before his death, with his retirement income payable as an immediate 50% Joint and Survivor form of payment, adjusted in accordance with the appropriate terms of
                        Section IV, Late and Early Retirement Income.

                  (ii) If the Participant dies on or after his earliest retirement age but prior to his Normal Retirement Date, fifty percent (50%) of the retirement income which the Participant would have received had he retired on the day before his death, with his retirement income payable as a 50% Joint and Survivor form of payment deferred to the Participant 's Normal Retirement Date. If the Participant's Spouse elects to receive the first initial monthly payment prior to the date the Participant would have reached his Normal Retirement Date, the annual amount of such retirement income will be fifty percent (50%) of the reduced retirement income which the Participant would have received had he retired on the day before his death, with his retirement income payable as a 50% Joint and Survivor form of payment and as adjusted in accordance with the appropriate terms of
                        Section IV, Late and Early Retirement Income.


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

                                                                      Section IX
                                                    Preretirement Spouse Benefit
--------------------------------------------------------------------------------

            (b) If a Participant dies before his earliest retirement age, his Spouse will receive the same reduced retirement income, deferred to the Participant's Normal Retirement Date, that would have been payable if the Participant had:

                  (i) terminated employment on the earlier of his actual Termination of Employment and his date of death;

                  (ii)  survived to his Normal Retirement Date;

                  (iii) elected to receive an immediate 50% Joint and Survivor form of payment at his Normal Retirement Date; and

                  (iv) died on the day immediately after his Normal Retirement Date.

            Notwithstanding the preceding sentence, the Spouse of a Participant may elect that the retirement income commence on the Participant's earliest retirement age following the Participant's death. Such benefit shall be equal to the same benefit that would have been payable to the Spouse if the Participant (I) terminated employment on the earlier of his actual Termination of Employment and his date of death, (II) survived to his earliest retirement age, (III) retired at his earliest retirement age with an immediate 50% Joint and Survivor form of payment, and (IV) died on the day after his earliest retirement age.

9.3   Payments of Preretirement Spouse Benefit

      The retirement income will be payable monthly with each payment equivalent to one twelfth (1/12) of the annual amount. The initial monthly payment will be made as of the first day of the month coincident with or next following the later of the date the Participant would have attained his Normal Retirement Date if he had lived and his date of death. Notwithstanding the foregoing sentence,

      (A) a Participant's Spouse may, pursuant to Section 9.2, elect that the initial monthly payment will be made as of the first day of the month coincident with or next following the later of the Participant's death or earliest retirement age (as defined in Section 9.2), or

      (B) a Participant's Spouse may elect to defer the commencement of payments to the first day of any month up to and including the month in which the Participant would have attained age seventy and one-half (70-1/2) if he had lived. The amount of such deferred payment will be adjusted in accordance with the appropriate terms of
            Section IV, Late and Early Retirement Income, to reflect such later commencement.


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187                                 45               CARVER FEDERAL SAVINGS BANK

                                                                      Section IX
                                                    Preretirement Spouse Benefit
--------------------------------------------------------------------------------

      Subsequent monthly payments will be made as of the first day of each month thereafter until the Spouse's death occurs.


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187                                 46               CARVER FEDERAL SAVINGS BANK

                                                                       Section X
                                                                  Death Benefits
--------------------------------------------------------------------------------

                                    SECTION X
                                 DEATH BENEFITS

10.1  Death Before Retirement Date

      If a Participant dies before the earlier of his Normal Retirement Date or his Retirement Date, his Spouse will be eligible to receive retirement income in accordance with Section IX, Preretirement Spouse Benefit if the Preretirement Spouse Benefit is effective. Otherwise, no benefit will become payable. If the Participant dies on or after his Normal Retirement Date and before his Late Retirement Date and had a Spouse on the date of his death, retirement income as described in Section 9.2. will be paid to the Participant's Spouse, provided an optional form of payment was not then in effect. If an optional form of payment was in effect on such Participant's death, any retirement income payable will be paid in accordance with such form. If on such Participant's death the Participant did not have a Spouse and no optional form was in effect, no retirement income will become payable.

10.2  Death on or After Retirement Date

      If a Participant dies after his Retirement Date and had a Spouse on the date of his death, retirement income as described in Section 7.1 will be paid to the Participant's Spouse provided another form of payment is not in effect.

      If a Participant dies after his Retirement Date and has no Spouse, no retirement income will be payable unless an optional form of payment providing for such payment is then in effect.


================================================================================
187                                 47               CARVER FEDERAL SAVINGS BANK

                                                                      Section XI
                                                             Funding of Benefits
--------------------------------------------------------------------------------

                                    SECTION XI
                               FUNDING OF BENEFITS

11.1  Contributions to the Fund

      From time to time and in such frequency as required by law, the Employer will make such contributions to the Fund as required to maintain the Plan on a sound actuarial basis. In determining the amounts and incidence of such contributions, the Employer will take into account such actuarial recommendations as may be provided by an enrolled actuary as defined by ERISA. Additional amounts may be contributed only to the extent permitted by law.

11.2  Fund for Exclusive Benefit of Participants

      The Fund is for the exclusive benefit of Participants and other persons who may become entitled to benefits hereunder, and may also be used to pay any reasonable expenses arising from the operation of the Plan. Prior to the satisfaction of all liabilities for benefits provided hereunder, no contribution made to the Fund will be refunded to the Employer unless a contribution was made:

      (A)   by reason of a mistake of fact,

      (B) conditionally upon an initial favorable Internal Revenue Service determination and such a determination is not received, or

      (C) conditionally upon being allowed as a tax deduction and such deduction is disallowed.

      For purposes of this Section 11.2, all contributions to the Plan made by the Employer shall be deemed to be conditioned on the deductibility by the Employer of such contributions under Section 404 of the Code unless such contributions are made for the purpose of satisfying the minimum funding standards of Section 412 of the Code.

      Such refund must be made within one year, under (A) from the date the contribution was made and, under (B) and (C) from the date of disallowance of tax qualification or tax deduction. All such refunds will be limited in amount, circumstances and timing to the provisions of Section 403(c) of ERISA and no such refund shall be made if, solely on account of such refund, the Plan would cease to be qualified pursuant to Section 401(a) of the Code.

11.3  Disposition of Credits and Forfeitures

      No credit or forfeitures arising from the operation of the Plan may be used to increase the benefit of any Participant or group of Participants, but will instead be taken into account to reduce contributions to be made by the Employer.


================================================================================
187                                 48               CARVER FEDERAL SAVINGS BANK

                                                                     Section XII
                                             Fiduciary Responsibility Provisions
--------------------------------------------------------------------------------

                                   SECTION XII
                       FIDUCIARY RESPONSIBILITY PROVISIONS

12.1  Fiduciary Responsibility Provisions

      As required by ERISA, the Employer, by action of its governing board, shall appoint certain named fiduciaries of the Plan.

      The named fiduciary or fiduciaries, as the case may be, shall have the authority to control and manage the operation of the Plan, and shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA. If more than one fiduciary has been named, this authority and responsibility shall be jointly and severally shared.

      Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. A named fiduciary (or a fiduciary designated by a named fiduciary) may employ one or more persons to render advice with regard to any responsibilities such fiduciary has under the Plan. A person who is a named fiduciary with respect to control and management of the assets of the Plan may appoint an investment manager or managers to manage any assets of the Plan. Unless it shall agree to accept additional fiduciary responsibility, the investment manager's liability as a fiduciary is limited to that arising from its management of any assets of the Plan held by the investment manager in one or more of its separate accounts.

      The Employer may allocate fiduciary responsibilities (other than trustee responsibilities) among named fiduciaries if there are more than one. Provision may be made for named fiduciaries to designate persons other than named fiduciaries to carry out fiduciary responsibilities under the Plan. If any fiduciary responsibility of a named fiduciary is allocated to any persons or a person is designated to carry out such responsibility, then such named fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except as provided by ERISA.

      No fiduciary guarantees the Fund in any manner against investment loss or depreciation of asset value.


================================================================================
187                                 49               CARVER FEDERAL SAVINGS BANK

                                                                    Section XIII
                                                              Plan Administrator
--------------------------------------------------------------------------------

                                  SECTION XIII
                               PLAN ADMINISTRATOR

13.1  Appointment and Acceptance

      As required by ERISA, the Employer will appoint a Plan Administrator of the Plan by designating either the Employer or an individual or group of individuals to act in this capacity. The person designated as Plan Administrator shall signify acceptance of this position in writing.

      The Plan Administrator is a fiduciary within the meaning of ERISA.

13.2  Duties and Authority

      The Plan Administrator will administer the Plan on behalf of the Employer in a nondiscriminatory manner for the exclusive benefit of Participants and their Beneficiaries.

      The Plan Administrator will perform all such duties as are necessary to operate, administer and manage the Plan in accordance with the terms thereof, including but not limited to the following:

      (A) to determine all questions relating to a Participant's coverage under the Plan,

      (B) to maintain all necessary records for the administration of the Plan,

      (C) to compute and authorize the payment of retirement income and other benefit payments to eligible Participants and Beneficiaries,

      (D) to interpret and construe the provisions of the Plan and to make regulations which are not inconsistent with the terms thereof,

      (E) to advise or assist Participants regarding any rights, benefits or elections available under the Plan.

      The Plan Administrator will take such actions as are necessary to establish and maintain the Plan as a retirement program which is at all times in full and timely compliance with any law or regulation having pertinence to this Plan.

      The Plan Administrator is granted by the Employer all reasonable powers necessary or appropriate to accomplish his duties as Plan Administrator.

13.3  Expenses of the Plan and Assistance to Plan Administrator

      All reasonable expenses necessary to operate and administer the Plan shall be borne by the Employer except to the extent the Employer has elected to pay such expenses from the Fund.


================================================================================
187                                 50               CARVER FEDERAL SAVINGS BANK

                                                                    Section XIII
                                                              Plan Administrator
--------------------------------------------------------------------------------

      The Employer shall furnish the Plan Administrator with such clerical and other assistance as is required in the performance of his duties.

13.4  Participants and Other Payees - Data

      Participants and other persons affected by the Plan will furnish the Plan Administrator upon request such documents, evidence or information which the Plan Administrator considers necessary or desirable for the purpose of administering the Plan. The Plan Administrator may cause to be withheld any payment otherwise due the Participant or other person, until the required document, evidence or other information is so furnished.

13.5  Resignation and Removal of Plan Administrator

      The Plan Administrator may resign at any time by delivering to the Employer a written notice of resignation, to take effect at a date specified therein. Such date should not be less than thirty (30) days after the delivery of the resignation, unless waived by the Employer.

      The Plan Administrator may be removed with or without cause by the Employer through delivery to him of written notice of removal, to take effect at a date specified therein.

13.6  Appointment of Successor Plan Administrator

      In the event the office of Plan Administrator is vacant, the Employer will promptly designate a successor Plan Administrator who must signify acceptance of this position in writing. In the event no successor is appointed, the board or other governing body of the Employer shall function as the Plan Administrator until a new Plan Administrator has been appointed and has accepted such appointment.

13.7  Plan Administration - Miscellaneous

      (A) Filing a Claim for Benefits - A Participant or Beneficiary shall notify the Plan Administrator of a claim for benefits under the Plan. Such request may be in any form adequate to give reasonable notice to the Plan Administrator and shall set forth the basis of such claim and shall authorize the Plan Administrator to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the Participant or Beneficiary may be entitled under the Plan.

      (B) Denial of Claim - Whenever a claim for benefits by any Participant or Beneficiary has been denied, written notice prepared in a manner calculated to be understood by the Participant or Beneficiary will be provided, setting forth the specific reasons for the denial and explaining the procedure for an appeal and review of the decision by the Plan Administrator.


================================================================================
187                                 51               CARVER FEDERAL SAVINGS BANK

                                                                    Section XIII
                                                              Plan Administrator
--------------------------------------------------------------------------------

      (C) Governing Law - The Plan shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to the choice of law or conflict of law rules recognized by such state, except to the extent that such laws are preempted by the federal laws of the United States of America.

      (D) Masculine and Feminine, Singular and Plural - In construing the text of the Plan, the masculine shall include the feminine and the singular shall include the plural, and the plural the singular wherever the context shall plainly so require.

      (E) Reference to Laws and Sections - Any reference herein to any section of the Code, ERISA or any other statute or law shall be deemed to include any successor statute or law of similar import. Any reference to a section number shall refer to a Section of this Plan, unless otherwise indicated.

      (F) Nonassignment - Except, effective August 5, 1997, to the extent of any offset of a Participant's benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C) of the Code, all retirement income payments and other payments are provided for the Participant, Beneficiary or other person to whom a payment is due ("Payee") for the support and benefit of such Payee, and such retirement income shall not be assigned or anticipated and shall be free from the claims of all creditors, to the fullest extent permitted by law.

      (G) Small Benefits - Notwithstanding any other provision in the Plan to the contrary, if the Value of a Participant's nonforfeitable retirement income at his Termination of Employment, retirement or death prior to the commencement of payments is $3,500 (and, effective January 1, 1998, $5,000) or less, the Plan Administrator shall authorize a lump sum payment of such Value in lieu of all future payments. If the Value of a Participant's nonforfeitable retirement income at his Termination of Employment, retirement or death prior to commencement of payments is $0, the Participant or, if applicable, his Beneficiary, shall be deemed to have received a lump sum payment of the vested nonforfeitable retirement income.

            For purposes of this paragraph (G), Value means the actuarially equivalent value of the normal form of retirement income payable in the form of a lump sum. Prior to January 1, 2000, the value shall be based upon the PBGC immediate annuity interest rate in effect three
            (3) months prior to the Participant's Termination of Employment, retirement or death (or, if lesser, the interest rate which would be used as of the date of the distribution by the PBGC for purposes of determining the present value of a lump sum distribution on plan termination) and the UP-1984 Mortality Table. Effective January 1, 2000, except as otherwise provided in Table A, the value shall be calculated as of the date of distribution (I) using the GATT Applicable Mortality Table and the GATT Applicable Interest Rate, both as set forth in Table A.


================================================================================
187                                 52               CARVER FEDERAL SAVINGS BANK

                                                                    Section XIII
                                                              Plan Administrator
--------------------------------------------------------------------------------

            In the case of benefits payable in the form of (i) a Preretirement Spouse Benefit under Section IX or a Joint and Survivor form under
            Section 7.1 or a Contingent Pensioner Option as described Section 8.1, with the Participant's Spouse as beneficiary, if the present value of the nonforfeitable Accrued Benefit at the time of any distribution exceeds three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000), the present value of the Accrued Benefit at any subsequent time will be deemed to exceed three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)). In addition, if the Participant has begun to receive distributions pursuant to a form of benefits under which at least one scheduled periodic distribution is still payable, and the present value of the Participant's nonforfeitable Accrued Benefit exceeded the three thousand five hundred dollar ($3,500) (and effective January 1, 1998, five thousand dollar ($5,000)) cash out limit at the time of the first distribution under that optional form, the present value of the Accrued Benefit at any subsequent time will be deemed to exceed three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)). In all other cases, if the present value of a Participant's nonforfeitable Accrued Benefit determined at the time of any distribution, is equal to or less than three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)), such Participant, or if applicable, a deceased Participant's beneficiary, shall automatically receive a distribution of the full present value of the nonforfeitable Accrued Benefit. Such determination shall be made without regard to the present value of the Participant's benefit at the time of any earlier distribution.

      (H) Limitation - Participation in the Plan shall not grant any Participant the right to be retained in the employ of the Employer or any other rights than those to which he is entitled under law or regulations.

      (I) Divestment of Benefits for Cause Precluded - In no event may a Participant be divested for cause of retirement income or other benefits which he is eligible to receive under the Plan.

      (J) Clerical Error - If any fact pertaining to eligibility for or amounts of benefits payable under the Plan to a Participant, Beneficiary or other person to whom a payment is due has been misstated, or in the event of clerical error, the benefits will be adjusted on the basis of the correct facts in a manner precluding individual selection.

      (K) Qualified Domestic Relations Orders - Notwithstanding any other provisions of the Plan to the contrary, all or part of the Participant's Accrued Benefit may be distributed to an alternate payee pursuant to a Qualified Domestic Relations Order within the meaning of Section 414(p) of the Code. The Plan Administrator shall establish procedures for determining if a Domestic Relations Order is qualified within the meaning of Section 414(p) of the Code.


================================================================================
187                                 53               CARVER FEDERAL SAVINGS BANK

                                                                    Section XIII
                                                              Plan Administrator
--------------------------------------------------------------------------------

      (L) Missing Payee - Notwithstanding any other provision in the Plan to the contrary, if payment is not able to be made to any Employee, Participant, Beneficiary or other person to whom a payment is due ("Payee") under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four (24) months after the date such payment first became due. However, such payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located. Notwithstanding the foregoing, as of the termination date of the Plan, the Plan Administrator shall (i) transfer benefits of missing Participants to the Pension Benefit Guaranty Corporation, or (ii) purchase an irrevocable commitment in the amount necessary to provide the benefits of any missing Participants from an insurer, to the extent provided for under Code Section 401(a)(34) and Section 4050 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

      (M) Headings - The headings of sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.


================================================================================
187                                 54               CARVER FEDERAL SAVINGS BANK

                                                                     Section XIV
                                               Amendment and Termination of Plan
--------------------------------------------------------------------------------

                                   SECTION XIV
                        AMENDMENT AND TERMINATION OF PLAN

14.1  Amendment - General

      The Employer reserves the right to amend or modify the Plan in whole or in part from time to time. No such action shall adversely affect the Accrued Benefits of Participants; provided, however, that the Employer may make any amendment or modification (of retroactive effect, if necessary) to establish and maintain the Plan's qualification under Section 401(a) of the Code and to bring the Plan into full compliance with ERISA.

      If any amendment changes the Vesting Percentage of this Plan, any Participant with three (3) or more years of Service may, by filing a written request with the Employer, elect to have his Vested Percentage computed under the vesting schedule in effect prior to the amendment.

      The period during which the Participant may elect to have his Vested Percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:

      (A)   sixty (60) days after the amendment is adopted;

      (B)   sixty (60) days after the amendment becomes effective; or

      (C) sixty (60) days after the Participant is issued written notice of the amendment from the Employer.

14.2  Amendment - Merger or Consolidation of Plan

      This Plan may be amended by the Employer to provide for the merger or consolidation of the Plan with another retirement plan or for the transfer of assets and liabilities hereunder to another retirement plan. Such an event, however, may not occur unless such Participant would receive a retirement benefit under such other retirement plan after the merger, consolidation or transfer (assuming the surviving plan had then terminated) which is at least as great as the benefit he would have received under this Plan immediately prior to the merger, consolidation or transfer (assuming the plan had then terminated).

14.3  Partial Termination of Plan

      In the event a partial termination of the Plan occurs with respect to a specified group of Participants, the Employer shall cause to be allocated and segregated for the benefit of such Participants a proportionate interest in the Fund. Such proportionate interest shall be determined by an enrolled actuary as defined by ERISA and applied by the Employer to provide retirement income to such Participants in accordance with the following terms of this


================================================================================
187                                 55               CARVER FEDERAL SAVINGS BANK

                                                                     Section XIV
                                               Amendment and Termination of Plan
--------------------------------------------------------------------------------

      Section XIV. Any retirement income so provided shall be nonforfeitable. However, no Participant or other individual shall have recourse towards the satisfaction of any benefit accrued under the Plan other than from the Fund or the PBGC.

14.4  Termination of Plan

      The Employer intends to continue the Plan indefinitely but reserves the right to terminate it at any time. The date when the Plan is terminated, completely or partially, shall be referred to in this Section 14.4 as the Plan Termination Date.

      As of the Plan Termination Date, retirement income accrued on account of a Participant shall be nonforfeitable. However, no Participant or other individual shall have recourse towards the satisfaction of any benefit accrued under the Plan other than from the Fund or the PBGC.

      After any final expenses have been withdrawn from the Fund, the Employer shall cause the amount remaining in the Fund to be allocated according to the following categories, in the order given:

      (A) first, there shall be allocated an amount necessary to provide retirement income for Participants and other individuals who, three
            (3) years prior to the Plan Termination Date, were either receiving retirement income or would have been eligible to receive retirement income had they then retired.

            (For this purpose "retirement income" means retirement income determined for the Participant or other individual in accordance with provisions of the Plan in effect five (5) years prior to the Plan Termination Date.)

      (B) second, there shall be allocated an amount necessary to provide all other retirement income guaranteed under Title IV of ERISA, as determined in accordance with Section 4044 thereof.

      (C) third, there shall be allocated an amount necessary to provide all other retirement income not guaranteed by ERISA which vests in each Participant in accordance with Section V, Termination of Employment and Vested Retirement Income, assuming that the Plan Termination Date is his Termination of Employment date.

      (D) fourth, there shall be allocated an amount necessary to provide all other retirement income accrued by Participants as of the Plan Termination Date but not then vested in accordance with Section V, Termination of Employment and Vested Retirement Income.

      The amount necessary to provide the retirement income specified in each of the above categories shall be determined in accordance with annuity purchase rate assumptions selected by the Employer in accordance with such governmental regulations as may apply.


================================================================================
187                                 56               CARVER FEDERAL SAVINGS BANK

                                                                     Section XIV
                                               Amendment and Termination of Plan
--------------------------------------------------------------------------------

      Amounts allocated on a Participant's behalf under any category above shall be appropriately adjusted if:

            (1) an amount has been allocated on such Participant's behalf under a prior category, and/or

            (2) all or a portion of a Participant's retirement income has been guaranteed under an insurance company contract prior to the Plan Termination Date.

      If the amount available for allocation under any category is not sufficient to fully provide retirement income specified for such category, a pro rata allocation of the amount available will be made, and reduced retirement income will be provided to the extent possible.

      As provided by ERISA, the Internal Revenue Service may require that the Fund be allocated in a manner different than that specified above in order to meet nondiscrimination requirements.

      After the assets of the Fund have been withdrawn and allocated in accordance with the preceding terms of this Section 14.4, any amount remaining in the Fund will be returned to the Employer.

      Notwithstanding the foregoing provisions, the amount of any retirement income otherwise to be provided in accordance with this Section 14.4 will be restricted in accordance with Section XV, Restriction of Benefits Upon Early Termination, to any extent required.


================================================================================
187                                 57               CARVER FEDERAL SAVINGS BANK

                                                                      Section XV
                      Restriction of Benefits Upon Early Termination of the Plan
--------------------------------------------------------------------------------

                                   SECTION XV
           RESTRICTION OF BENEFITS UPON EARLY TERMINATION OF THE PLAN

15.1  Restriction of Benefits Upon Early Termination of the Plan

      This Section XV is included in the Plan to conform to the requirements of Income Tax Regulations Section 1.401(a)(4).

      (A) The following provisions relating to restrictions on benefits payable to certain highly compensated employees are applicable

            (1) For purposes of this Section 15.1, "Restricted Employee" shall mean any one of the twenty-five (25) highest paid Employees from the group comprised of Highly Compensated Employees (as defined under Section 414(q) of the Code) and Highly Compensated Former Employees (as defined under Section 414(q)(6) of the Code).

            (2) If the Plan is terminated, the benefit which becomes payable to a Restricted Employee must satisfy the nondiscrimination requirements of Section 401(a)(4) of the Code and the regulations promulgated thereunder.

            (3) If a benefit becomes payable to a Restricted Employee before the Plan terminates, the maximum annual benefit payable to such Restricted Employee shall be an amount equal to the annual payments which would be payable to him assuming payments in the form of a Life-No Death Benefit that is the actuarial equivalent of his Accrued Benefit and other benefits to which the Restricted Employee is entitled under the Plan (other than any social security supplement within the meaning of Income Tax Regulations Section 1.411(a)-7(c)(4)(ii)).

            (4) Notwithstanding the foregoing, the restrictions set forth in paragraph (3) above shall not apply if:

                  (a) after payment to a Restricted Employee of his benefit, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities as defined under Section 412(l)(7) of the Code; or

                  (b) prior to any payment to the Restricted Employee, the value of the benefit payable to the Restricted Employee is less than one percent (1%) of the value of current liabilities as defined under Section 412(l)(7) of the Code; or


================================================================================
187                                 58               CARVER FEDERAL SAVINGS BANK

                                                                      Section XV
                      Restriction of Benefits Upon Early Termination of the Plan
--------------------------------------------------------------------------------

                  (c) the value of the benefit payable to the Restricted Employee is less than or equal to three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000).

                  For purposes of this paragraph (4), the value of Plan assets and the value of current liabilities must be determined as of the same date.

      (B) The terms of this Section 15.1 shall prevail over any other terms of the Plan that may be inconsistent herewith.

      (C) Any limitations or procedures in this Section 15.1 shall automatically become inoperative and of no effect upon a ruling, regulation or other pronouncement by the Internal Revenue Service that such limitations or procedures are not required, have been superseded or no longer apply.


================================================================================
187                                 59               CARVER FEDERAL SAVINGS BANK

                                                                         Table A
--------------------------------------------------------------------------------

                                     TABLE A

Late Retirement Adjustment Factor

         Years After Normal                   Years After Normal
           Retirement Date        Factor       Retirement Date          Factor
           ---------------        ------       ---------------          ------
            (not beyond                          (not beyond
          December 31, 2000)                   December 31, 2000)
                  1                 1.08                6                1.63
                  2                 1.17                7                1.77
                  3                 1.27                8                1.92
                  4                 1.38                9                2.08
                  5                 1.50               10                2.25

Early Commencement Adjustment Factor

        Years Prior to Normal                  Years Prior to Normal
           Retirement Date        Factor          Retirement Date       Factor
           ---------------        ------          ---------------       ------
                  1                 .93                   6              .62
                  2                 .86                   7              .59
                  3                 .79                   8              .56
                  4                 .72                   9              .53
                  5                 .65                  10              .50

Social Security Option Adjustment Factor

        Years Prior to Normal                  Years Prior to Normal
           Retirement Date        Factor           Retirement Date      Factor
           ---------------        ------           ---------------      ------
                  1                 .93                   6              .62
                  2                 .86                   7              .59
                  3                 .79                   8              .56
                  4                 .72                   9              .53
                  5                 .65                  10              .50


================================================================================
187                                 60               CARVER FEDERAL SAVINGS BANK

                                                                         Table A
--------------------------------------------------------------------------------

                               TABLE A (Continued)

Years Certain and Life Option Adjustment Factor

                Age of Benefit
                 Commencement                  Number of Years Certain
                 ------------                  -----------------------
                                            5        10       15       20
                                           ---       --       --       --
                 Less Than 55              .99      .98      .95      .92
                   55 - 59                 .98      .97      .93      .89
                   60 - 64                 .97      .95      .90      .85
                 65 and Over               .96      .93      .87      .79

Joint and Survivor Adjustment Factor and Contingent Pensioner Option Adjustment Factor

                                            Joint and Survivor and
                                             Contingent Annuitant
              Age of Participant           Continuation Percentage *
              ------------------           -------------------------
                                           50%       66-2/3%    100%
                                           ---       -------    ----
                 Less Than 55              .92         .89     .85
                   55 - 59                 .91         .88     .84
                   60 - 64                 .90         .87     .82
                 65 and Over               .89         .86     .81

* Rates shall be reduced (increased) by .01 for each full year by which the joint annuitant is younger (older) than the participant by more than three years. Maximum factor is .98.

Factors for other than integral years shall be interpolated from the above table and rounded to nearest .01.

Application of GATT Mortality Table and Interest Rate Assumptions

      Notwithstanding the above provisions of this Table A of the Plan and except as provided below with respect to Sections 6.1(C)(3), 6.1(C)(6) and 6.1(C)(7)(c) and except as otherwise provided in this Table A, effective as of January 1, 2000 for purposes of Small Benefits under


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

                                                                         Table A
--------------------------------------------------------------------------------

      Section 13.7(G) of the Plan, the "actuarially equivalent value" shall be determined by using (A) the 1983 Group Annuity Mortality Table based on a fixed blend of 50% of the male mortality rates and 50% of the female mortality rates as described in Section 807(d)(5)(A) of the Code (without regard to any other subparagraph of Code Section 807(d)(5) or such other mortality table as may be prescribed by the Secretary of the Treasury ("GATT Applicable Mortality Table"), and (B) the GATT Applicable Interest Rate, as hereafter defined.

      "GATT Applicable Interest Rate" shall mean the interest rate on 30-year Treasury securities for the third full calendar month preceding the Participant's Termination of Employment, retirement or death, whichever applies.

      For purposes of Sections 6.1(C)(3), 6.1(C)(6) and 6.1(C)(7)(c), the GATT Applicable Mortality Table and the GATT Applicable Interest Rate shall be effective only with respect to benefits accrued after the "Final Implementation Date," as defined below. For benefits accrued prior to the Final Implementation Date and up to the "Freeze Date," as defined below, benefits will be based on the "Old Law Benefit," as defined below:

      "Final Implementation Date" shall mean January 1, 2000.

      "Freeze Date" shall mean December 31, 1999.

      "Old Law Benefit" shall mean the Participant's Accrued Benefit under the terms of the Plan as of the Freeze Date. The Old Law Benefit is determined for each possible annuity starting date and optional form of benefit based on the Participant's Accrued Benefit under the terms of the Plan as of the Freeze Date, and applying Section 6.1(C)(3), 6.1(C)(6) and 6.1(C)(7)(c) as in effect on December 7, 1994, including the participation requirements under Code Section 415(b)(5). In determining the Old Law Benefit, the following shall be disregarded:

      (i) any Plan amendment increasing benefits adopted after the Freeze Date; and

      (ii) any cost of living adjustments that become effective after the Freeze Date.

      A Participant's Old Law Benefit will not be increased after the Freeze Date, however if the limitations of Code Section 415, as set forth in
      Section 6.1 of the Plan, as in effect on December 7, 1994, are less than the limitations that were applied to determine the Participant's Old Law Benefit on the Freeze Date, then the Participant's Old Law Benefit will be reduced in accordance with such reduced limitation. If at any date after the Freeze Date, the Participant's total Plan benefit before the application of Code Section 415 is less than the Participant's Old Law Benefit, the Old Law Benefit will be reduced to the Participant's total Plan benefit.

With reference to Plan benefits determined in accordance with Section 13.7(G) and the applicable assumptions specified above, after December 31, 1999 and before the date of adoption of this amended and restated Plan, a Participant shall be entitled to the greater of: (a) his Accrued Benefit determined under the Plan in accordance with the applicable Adjustment Factors set forth in Section


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                                                                         Table A
--------------------------------------------------------------------------------

13.7(G) of the Prior Plan as in effect immediately prior to January 1, 2000, or
(b) his Accrued Benefit determined under the Plan as set forth above in this Table A.


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